UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period August 1, 2009 – January 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PPT

Putnam Premier Income Trust

Semiannual report 1|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Shareholder meeting results	82

Message from the Trustees

Dear Fellow Shareholder:

Last year’s rally in both stocks and bonds helped investors recoup some of the losses in their portfolios, and Putnam’s shareholders were particularly well served. After such strong growth, we are not surprised that the markets paused at the start of 2010.

While no one believes that 2010 will be a repeat performance of 2009, we do feel that today’s markets — based on an optimistic earnings outlook and growing evidence of a global economic recovery — offer ample opportunities for active money management, which is something that Putnam does well.

If there is any lesson to be learned from the extraordinary volatility of the past year, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ shareholder meetings. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since the fund’s launch. The U.S. investment-grade market added new sectors such as asset-backed securities, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. Your fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

The fund’s multi-strategy approach is designed to suit the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s NAV. The use of derivatives involves special risks and may result in losses.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Premier Income Trust balances risk and return across
multiple sectors.

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of government, credit, and securitized debt instruments.

Weightings are shown as a percentage of the fund’s net assets. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 21–69.

4	5

Performance snapshot

Average annual total return (%) comparison as of 1/31/10

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Premier Income
Trust perform for the six months ending
January 31, 2010?

The fund performed exceptionally well, beating both its benchmark and its Lipper peer group average by substantial margins. Specifically, the fund returned 19.00% at net asset value versus a 1.98% return for the Barclays Capital Government Bond Index, and 9.98% for the average fund in the Lipper Flexible Income Funds [closed-end] category.

How would you characterize the bond
market environment during this period?

Amid clearer signs of economic recovery and an end to the recession, the fixed-income markets continued to rebound, with sectors that carry greater perceived credit risk — such as high-yield bonds, floating-rate bank loans, and emerging-market bonds — leading the way. As investors regained their appetite for risk, all sectors that offered a yield advantage over U.S. Treasuries outperformed Treasuries.

The Federal Reserve Board [Fed] and the U.S. Treasury maintained policies intended to foster market stability and investor confidence. The Fed continued to purchase government-agency mortgage-backed securities [agency MBSs] and held its target interest rate for overnight funds [the federal funds rate] in a range of 0.00% to 0.25%.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/10. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 14.

Although the economy’s prospects brightened during the final months of the period, the Fed signaled that it expected to keep the federal funds rate low for an extended period of time.

What accounted for the fund’s strong
relative performance?

Successful prepayment strategies, particularly our focus on interest cash flows from agency MBSs, were the greatest contributor to results during the period. Interest-only [IO] securities were priced as if mortgage prepayments would occur at a faster-than-normal pace. In actuality, prepayments were relatively slow, primarily due to declining home prices, which left approximately one in four U.S. mortgage holders with negative equity, making it impossible for them to refinance their mortgages. As investors re-entered the market and liquidity improved, IO securities benefited from both price appreciation and the attractive cash flows resulting from slow mortgage prepayments.

Two key strategies involving non-government-agency MBSs also drove returns. The first focused on super-senior Aaa-rated commercial MBSs, whose prices dropped to levels unjustified by fundamentals in the massive deleveraging of 2008 and subsequently rose as supply-and-demand dynamics improved during 2009. The second strategy emphasized non-agency residential MBSs, where dislocations between price and fundamental value began to normalize.

The fund’s yield-curve positioning was another positive. We positioned the portfolio to benefit from a steeper yield curve, believing that short-term rates would remain anchored by the historically low federal funds rate and longer-term rates would rise due to increased supply and inflation concerns. Late in the period, the yield spread

Credit qualities are shown as a percentage of portfolio value as of 1/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

“Successful prepayment strategies,
particularly our focus on interest
cash flows from government-agency
mortgage-backed securities, were
the greatest contributor to results
during the period.”

D. William Kohli

between 2-year and 10-year Treasuries widened to an all-time record. Consequently, our strategy of overweighting the short end and underweighting the longer end of the yield curve bolstered the fund’s relative results. [The yield curve is a graphical depiction of the difference in yields between shorter- and longer-term bonds.] The fund also benefited from tactical duration adjustments as the yield curve changed during the period. [Duration is a key measure of a bond portfolio’s price sensitivity to interest rate changes.]

Lastly, our stake in higher-quality, Ba-rated high-yield corporate bonds, and security selection among emerging-market debt — particularly in Russia, Argentina, and Venezuela — provided a further boost to performance.

What changes did you make to the portfolio
during the period?

As the CMBS sector rallied considerably, we reduced our exposure there in favor of nonagency residential MBSs and interest-only collateralized mortgage obligations [CMOs]. In prepayment-sensitive areas, yield spreads on agency MBS pass-through securities tightened to the point where we concluded that they were too richly priced, and we decreased the fund’s holdings in this area. By way of background, CMOs are structured

This chart shows how the fund’s top risk weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* May include exposure to derivative instruments.

mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

IN THE NEWS

Prices rose again in January, with the Consumer Price Index (CPI) climbing 0.2% for the month, but is deflation on its way? The surprise came in the “core” numbers that exclude more volatile food and energy prices. In January, the core numbers dropped for the first time in more than 25 years, due to falling home prices and high unemployment. This monthly dip is too isolated an incident to be deemed deflation, which can damage an economy as prices spiral downward, eroding companies’ profitability and their ability to retain workers. Economists agree that mild, stable inflation is generally the healthiest state for consumer prices.

What is your outlook for the economy,
the credit markets, and the fund over the
coming months?

The U.S. economy is now growing at a moderate pace, thanks to government stimulus, better financial-market conditions, signs of a stabilizing labor market, and factories replenishing their inventories. While the short-term outlook is more favorable than it has been in a long time, we are not yet, in our view, at the threshold of robust and sustained economic growth. The economy is facing significant headwinds, especially from private sector deleveraging, a constrained banking system, and some concern about the possibility for deflation in 2010. Although monetary policy likely will remain accommodative for some time, economic stimulus from fiscal policy is unlikely to extend beyond 2010. All told, we expect the U.S. economy to expand this year, but more rapidly during the first half of the year than the second.

Despite uncertainty over near-term growth prospects, we believe compelling fixed-income investment opportunities are still available. While yield spreads in certain sectors — especially those that have benefited from overt government support —have tightened to unattractive levels, many other sectors still offer attractive values on a historical basis. Specifically, we remain focused on opportunities among interest-only CMOs, and the most liquid segments of the non-agency residential MBS, CMBS, and asset-backed securities markets. We are, however, proceeding cautiously and recognize the potential for short-term price volatility.

The outlook for interest rates is clouded by two countervailing trends that complicate our inflation forecast. Prices of raw materials are moving upward as the global economy recovers. Yet, reported core inflation [which excludes food and energy prices] is, in our view, likely to fall to zero, dragged down by depressed home prices. The Fed has indicated that it is poised to raise interest rates as soon as the data call for it. At this point, however, it is unclear which set of numbers will cause the central bank to act. Consequently, at period-end, the fund’s interest-rate positioning was relatively neutral.

Thanks for updating us, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

We are pleased to report that effective October 2009, your fund’s dividend was increased from $0.043 to $0.050 per share, and effective January 2010, the dividend was increased again to $0.053 per share. These dividend increases were made possible due to increased interest income resulting from higher yields on asset-backed securities, commercial mortgage-backed securities, and residential mortgage-backed securities.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Total return and comparative index results For periods ended 1/31/10

				Lipper Flexible
			Barclays Capital	Income Funds
			Government	(closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/29/88)	7.85%	7.35%	7.05%	7.11%

10 years	97.75	135.32	84.31	67.41

Annual average	7.06	8.93	6.31	5.22

5 years	30.83	39.32	27.90	23.11

Annual average	5.52	6.86	5.05	4.23

3 years	17.01	26.15	21.32	12.90

Annual average	5.38	8.05	6.65	4.09

1 year	61.63	62.09	1.75	37.62

6 months	19.00	23.35	1.98	9.98

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/10, there were 6, 5, 5, 5, 4, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/10

Distributions

Number	6

Income	$0.500

Capital gains	—

Total	$0.500

Share value	NAV	Market price

7/31/09	$5.73	$5.37

1/31/10	6.29	6.11

Current yield (end of period)

Current dividend rate*	10.11%	10.41%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/09

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.78%	7.36%

10 years	92.15	133.70
Annual average	6.75	8.86

5 years	28.65	40.89
Annual average	5.17	7.10

3 years	14.44	26.67
Annual average	4.60	8.20

1 year	63.06	81.75

6 months	26.23	33.10

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee  schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 1st percentile in total expenses as of December  31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	72nd

Three-year period	72nd

Five-year period	72nd

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 6, 6, and 6 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2010, Putnam employees had approximately $294,000,000 and the Trustees had approximately $45,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/10 (Unaudited)

MORTGAGE-BACKED SECURITIES (52.4%)*	Principal amount	Value

Banc of America Alternative Loan Trust Ser. 06-7,
Class A2, 5.707s, 2036	$8,980,000	$6,452,130

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	343,000	341,880
Ser. 07-2, Class A2, 5.634s, 2049	977,000	989,767
Ser. 07-5, Class XW, IO, 0.434s, 2051	216,771,765	4,422,144

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	318,946	242,399
Ser. 01-1, Class K, 6 1/8s, 2036	718,000	415,644

Banc of America Funding Corp.
FRB Ser. 06-D, Class 6A1, 5.849s, 2036	5,808,814	3,311,024
FRB Ser. 07-6, Class A1, 0.521s, 2037	1,400,659	952,514

Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class K, 2.233s, 2022	1,187,000	503,313

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	1,867,715	158,382
Ser. 07-1, Class S, IO, 2.757s, 2037	7,002,314	487,361

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	4,356,036	2,896,764
FRB Ser. 05-10, Class 25A1, 5.841s, 2036	2,952,447	1,668,132
FRB Ser. 07-1, Class 21A1, 5.556s, 2047	2,935,196	1,981,257

Bear Stearns Alternate Trust 144A FRB Ser. 06-7,
Class 1AE4, 5.97s, 2046	14,903,196	9,798,851

Bear Stearns Alternate Trust II FRB Ser. 07-1,
Class 1A1, 5.964s, 2047	13,643,330	7,926,455

Bear Stearns Asset Backed Securities Trust FRB
Ser. 07-AC4, Class A1, 0.531s, 2037	3,603,765	1,801,882

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.172s, 2032	481,000	395,529
Ser. 07-PW17, Class A3, 5.736s, 2050 F	3,745,000	3,628,308

Bear Stearns Commercial Mortgage Securities, Inc.
144A Ser. 07-PW18, Class X1, IO, 0.095s, 2050	120,697,215	878,374

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.19s, 2036	2,715,351	1,574,847
FRB Ser. 05-10, Class 1A5A, 5.718s, 2035	258,557	177,112
FRB Ser. 05-10, Class 1A4A, 5.583s, 2035	2,753,063	1,748,195
FRB Ser. 06-AR7, Class 2A2A, 5.578s, 2036	1,619,861	988,115

Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD5, Class XS, IO, 0.077s, 2044	70,940,805	477,440

Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
IO, 1.217s, 2017	1,009,781	27,543

Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 05-F10A, Class A1, 0.333s, 2017	449,065	445,522

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	5,912,119	3,958,348
Ser. 06-45T1, Class 2A5, 6s, 2037	1,468,634	1,035,387
Ser. 06-J8, Class A4, 6s, 2037	4,506,607	2,568,766
Ser. 06-41CB, Class 1A7, 6s, 2037	1,602,036	1,089,384
Ser. 05-80CB, Class 2A1, 6s, 2036	3,727,183	2,647,465

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
FRB Ser. 07-HY4, Class 3A1, 5.724s, 2047		$2,018,359	$1,112,519
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047		3,205,162	2,767,081
Ser. 07-8CB, Class A1, 5 1/2s, 2037		1,953,200	1,389,213
FRB Ser. 06-23CBC, Class 2A5, 0.631s, 2036		6,284,788	3,142,394
FRB Ser. 06-18CB, Class A7, 0.581s, 2036		5,284,323	3,223,437
FRB Ser. 06-24CB, Class A13, 0.581s, 2036		2,036,966	1,269,284
FRB Ser. 06-OC10, Class 2A2A, 0.411s, 2036		4,050,000	2,080,229
FRB Ser. 07-HY7C, Class A1, 0.371s, 2037		4,084,695	2,011,712

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.611s, 2035		4,136,696	2,854,320
FRB Ser. 05-HYB4, Class 2A1, 4.837s, 2035		9,355,507	6,969,853

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.661s, 2035		4,601,131	535,896
Ser. 06-R1, Class AS, IO, 5.644s, 2036		3,111,894	342,308
Ser. 05-R3, Class AS, IO, 5.571s, 2035		987,513	111,052
FRB Ser. 06-R2, Class AS, IO, 5.49s, 2036		5,100,246	532,999

Credit Suisse Mortgage Capital Certificates
Ser. 07-1, Class 1A1A, 5.942s, 2037		1,095,851	690,386
Ser. 07-3, Class 1A1A, 5.837s, 2037		1,413,913	904,904
FRB Ser. 06-C3, Class A3, 5.826s, 2038		7,798,000	6,853,706
FRB Ser. 07-C4, Class A2, 5.808s, 2039		1,632,000	1,666,748
Ser. 07-C5, Class A3, 5.694s, 2040		21,660,000	21,017,307
Ser. 06-C4, Class A3, 5.467s, 2039		2,852,000	2,531,287

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.031s, 2017		167,000	71,810
FRB Ser. 06-A, Class C, 0.831s, 2017		495,000	262,350

Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		1,162,809	1,139,553

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030		3,176,400	2,747,562
Ser. 98-C1, Class F, 6s, 2040		1,880,000	1,842,400
Ser. 02-CP5, Class M, 5 1/4s, 2035		691,000	62,795
FRB Ser. 05-TFLA, Class L, 2.083s, 2020		1,356,000	1,017,000

Deutsche Alternative Securities, Inc. FRB
Ser. 06-AR3, Class A1, 0.421s, 2036		3,094,726	1,421,761

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.787s, 2031		7,830,866	161,354

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		552,708	281,881

European Loan Conduit 144A FRB Ser. 22A, Class D,
1.466s, 2014 (United Kingdom)	GBP	995,000	318,201

European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 1.466s, 2014 (United Kingdom)	GBP	541,855	60,650

Fannie Mae
IFB Ser. 06-62, Class PS, 38.516s, 2036		$1,034,584	1,591,606
IFB Ser. 05-99, Class SA, 23.721s, 2035		845,011	1,153,193
IFB Ser. 05-74, Class DM, 23.538s, 2035		740,913	1,067,462
IFB Ser. 05-95, Class OP, 19.643s, 2035		581,221	770,310
IFB Ser. 05-83, Class QP, 16.794s, 2034		309,797	386,816
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033		3,192,544	583,514

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	$3,874,863	$701,451
IFB Ser. 03-W6, Class 5S, IO, 7.369s, 2042	12,815,675	1,991,160
IFB Ser. 08-7, Class SA, IO, 7.319s, 2038	7,381,110	1,278,084
IFB Ser. 09-46, Class SB, IO, 7.069s, 2039	280,075	29,412
IFB Ser. 09-46, Class SC, IO, 7.069s, 2039	280,366	29,448
IFB Ser. 06-43, Class SU, IO, 6.969s, 2036	609,263	90,300
IFB Ser. 06-24, Class QS, IO, 6.969s, 2036	1,389,264	262,127
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	2,950,748	474,894
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	5,666,489	895,223
IFB Ser. 04-24, Class CS, IO, 6.919s, 2034 F	595,900	92,202
IFB Ser. 04-12, Class WS, IO, 6.919s, 2033	3,564,697	460,309
IFB Ser. 03-67, Class KS, IO, 6.869s, 2031	131,361	15,223
IFB Ser. 03-76, Class GS, IO, 6.869s, 2031	71,598	9,217
IFB Ser. 03-130, Class BS, IO, 6.819s, 2033	4,167,448	577,708
IFB Ser. 08-10, Class WI, IO, 6.769s, 2038	248,835	25,729
IFB Ser. 03-34, Class WS, IO, 6.769s, 2029	3,858,122	468,357
IFB Ser. 08-41, Class S, IO, 6.569s, 2036	4,070,741	576,895
IFB Ser. 05-42, Class SA, IO, 6.569s, 2035	6,732,984	815,536
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	1,581,844	224,772
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	1,951,814	294,804
IFB Ser. 09-85, Class JS, IO, 6.519s, 2039	2,139,032	314,649
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	3,498,455	513,998
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	357,326	53,337
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	1,527,185	215,635
IFB Ser. 07-2, Class SM, IO, 6.519s, 2037	220,293	23,922
IFB Ser. 06-79, Class SI, IO, 6.519s, 2036	852,946	113,504
IFB Ser. 05-90, Class GS, IO, 6.519s, 2035	263,802	40,313
IFB Ser. 05-90, Class SP, IO, 6.519s, 2035	967,604	122,685
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	1,194,456	164,958
IFB Ser. 05-18, Class SK, IO, 6.519s, 2035	255,324	25,435
IFB Ser. 05-45, Class PL, IO, 6.519s, 2034	7,240,868	1,068,129
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	4,793,864	872,806
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	3,642,058	535,968
IFB Ser. 06-126, Class CS, IO, 6.469s, 2037	2,715,906	373,005
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	3,675,798	575,950
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	1,142,405	156,982
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	1,922,524	235,953
IFB Ser. 06-22, Class QM, IO, 6.469s, 2036	259,703	44,565
IFB Ser. 06-23, Class SP, IO, 6.469s, 2036	1,606,102	247,874
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	3,572,069	545,655
IFB Ser. 07-75, Class EI, IO, 6.469s, 2036	2,293,391	340,605
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	2,039,311	329,768
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	3,202,882	480,574
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	844,390	126,098
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	9,509,639	1,581,344
IFB Ser. 05-29, Class SX, IO, 6.469s, 2035	2,271,151	323,442
IFB Ser. 05-57, Class DI, IO, 6.469s, 2035	1,419,774	189,206
IFB Ser. 05-7, Class SC, IO, 6.469s, 2035	8,465,227	997,441
IFB Ser. 04-92, Class S, IO, 6.469s, 2034	5,144,249	696,263
IFB Ser. 06-104, Class EI, IO, 6.459s, 2036	2,095,138	306,031

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 05-83, Class QI, IO, 6.459s, 2035	$572,080	$108,498
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	2,134,726	315,485
IFB Ser. 05-92, Class SC, IO, 6.449s, 2035	1,639,307	232,543
IFB Ser. 05-73, Class SD, IO, 6.449s, 2035	272,093	47,981
IFB Ser. 09-17, Class NS, IO, 6.419s, 2039	1,652,041	222,251
IFB Ser. 07-68, Class SA, IO, 6.419s, 2037 F	4,772,664	575,217
IFB Ser. 08-10, Class PI, IO, 6.419s, 2037	426,664	62,864
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	1,736,474	233,769
IFB Ser. 06-51, Class SP, IO, 6.419s, 2036	871,359	135,420
IFB Ser. 04-92, Class SQ, IO, 6.419s, 2034	2,243,311	360,682
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	1,399,974	192,851
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	1,800,003	296,416
IFB Ser. 06-111, Class SA, IO, 6.389s, 2036	11,143,112	1,660,849
IFB Ser. 06-111, Class SB, IO, 6.389s, 2036	1,274,962	180,989
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	698,586	94,772
IFB Ser. 06-95, Class ST, IO, 6.369s, 2036	47,683	5,939
IFB Ser. 06-43, Class SD, IO, 6.369s, 2036	76,488	11,482
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	4,033,565	545,080
IFB Ser. 06-48, Class QB, IO, 6.369s, 2036	2,663,068	363,596
IFB Ser. 06-50, Class IP, IO, 6.369s, 2036	11,335,827	1,793,588
IFB Ser. 06-8, Class HJ, IO, 6.369s, 2036	1,019,924	142,629
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	7,005,343	1,056,606
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	1,725,098	249,419
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	1,953,483	280,152
IFB Ser. 05-57, Class MS, IO, 6.369s, 2035	5,805,756	684,152
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	855,382	119,780
IFB Ser. 06-17, Class SI, IO, 6.349s, 2036	1,720,909	236,232
IFB Ser. 06-98, Class SQ, IO, 6.339s, 2036	9,397,846	1,272,905
IFB Ser. 06-60, Class YI, IO, 6.339s, 2036	5,187,805	912,289
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	1,009,935	159,358
IFB Ser. 07-76, Class SA, IO, 6.309s, 2037	3,068,476	397,442
IFB Ser. 07-91, Class SA, IO, 6.279s, 2037	3,598,578	470,735
IFB Ser. 06-62, Class SB, IO, 6.269s, 2036	1,214,959	180,707
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	3,098,140	379,328
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	1,468,121	198,400
IFB Ser. 06-79, Class SH, IO, 6.219s, 2036	3,281,577	513,558
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	3,990,480	542,894
IFB Ser. 07-86, Class SE, IO, 6.199s, 2037	1,687,852	213,709
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	3,936,536	499,940
IFB Ser. 07-48, Class SG, IO, 6.199s, 2037	25,226,892	3,490,328
IFB Ser. 06-82, Class SI, IO, 6.199s, 2036	2,631,729	353,011
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	2,016,785	280,706
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	2,016,785	280,706
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	2,016,785	280,706
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	2,016,785	280,706
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	3,208,881	434,355
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	3,065,744	450,452
IFB Ser. 07-102, Class SA, IO, 6.169s, 2037	253,934	25,307
IFB Ser. 07-99, Class SD, IO, 6.169s, 2037	1,327,775	184,851
IFB Ser. 06-116, Class TS, IO, 6.169s, 2036	804,481	111,687
IFB Ser. 07-2, Class IS, IO, 6.169s, 2036	3,016,971	301,697

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	$6,801,799	$921,099
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	4,809,749	665,438
IFB Ser. 10-10, Class SA, IO, 6.107s, 2040 F	14,244,000	1,632,825
IFB Ser. 09-43, Class SB, IO, 6.099s, 2039	309,757	45,058
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	3,278,510	432,856
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	2,646,337	343,466
IFB Ser. 08-11, Class SC, IO, 6.049s, 2038	309,040	41,989
IFB Ser. 09-106, Class SL, IO, 6.019s, 2040	99,229	12,777
IFB Ser. 09-111, Class SE, IO, 6.019s, 2040	9,543,494	1,061,876
IFB Ser. 08-62, Class SN, IO, 5.969s, 2038	297,501	25,453
IFB Ser. 09-71, Class XS, IO, 5.969s, 2036 F	5,694,194	658,792
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	3,611,409	439,335
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	2,431,065	301,414
IFB Ser. 09-62, Class PS, IO, 5.869s, 2039	1,980,477	175,059
IFB Ser. 09-47, Class SA, IO, 5.869s, 2039 F	1,637,661	201,155
IFB Ser. 09-84, Class SL, IO, 5.869s, 2037	13,953,145	1,685,278
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	2,003,121	256,265
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	3,440,119	451,058
IFB Ser. 07-32, Class SG, IO, 5.869s, 2037	322,987	38,783
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	2,238,742	295,433
IFB Ser. 07-3, Class SH, IO, 5.839s, 2037	1,896,229	222,659
IFB Ser. 09-54, Class SA, IO, 5.819s, 2039	11,299,740	1,388,003
IFB Ser. 08-46, Class CI, IO, 5.819s, 2038	17,582,079	1,954,979
IFB Ser. 09-37, Class KI, IO, 5.769s, 2039	595,000	81,072
IFB Ser. 08-57, Class SE, IO, 5.769s, 2037	9,402,945	948,063
IFB Ser. 04-46, Class PJ, IO, 5.769s, 2034	1,540,791	202,594
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	2,497,670	309,257
Ser. 09-86, Class XI, IO, 5 1/2s, 2039	1,318,471	247,501
Ser. 383, Class 18, IO, 5 1/2s, 2038 F	1,259,170	203,550
Ser. 383, Class 19, IO, 5 1/2s, 2038 F	1,144,582	185,196
Ser. 383, Class 6, IO, 5 1/2s, 2037	964,549	174,674
Ser. 383, Class 7, IO, 5 1/2s, 2037 F	952,226	151,490
Ser. 383, Class 20, IO, 5 1/2s, 2037 F	732,479	120,968
Ser. 364, Class 12, IO, 5 1/2s, 2035	96,803	17,819
Ser. 346, Class 2, IO, 5 1/2s, 2033	3,302,321	725,995
Ser. 338, Class 2, IO, 5 1/2s, 2033	4,546,470	1,003,775
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	2,533,958	268,069
Ser. 359, Class 7, IO, 5s, 2036	165,353	31,075
Ser. 378, Class 19, IO, 5s, 2035	12,298,930	2,238,061
Ser. 356, Class 5, IO, 5s, 2035	166,169	32,925
Ser. 03-W17, Class 12, IO, 1.14s, 2033	3,428,172	112,895
Ser. 06-26, Class NB, 1s, 2036	456,582	417,969
Ser. 00-T6, IO, 0.777s, 2030	5,240,808	114,804
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	5,504,180	93,174
Ser. 02-T18, IO, 0.512s, 2042	9,170,242	144,575
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	4,639,405	70,121
Ser. 06-56, Class XF, zero %, 2036	119,457	106,883
Ser. 05-117, Class MO, PO, zero %, 2036	53,617	52,806
Ser. 05-63, PO, zero %, 2035	14,192	13,926
Ser. 05-50, Class LO, PO, zero %, 2035 F	36,915	32,757
Ser. 326, Class 1, PO, zero %, 2032	339,631	290,054

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Fannie Mae
Ser. 318, Class 1, PO, zero %, 2032	$128,841	$109,575
Ser. 314, Class 1, PO, zero %, 2031	613,201	521,214
Ser. 99-51, Class N, PO, zero %, 2029	88,732	74,178
FRB Ser. 06-14, Class DF, zero %, 2036 F	77,682	75,113
FRB Ser. 05-91, Class EF, zero %, 2035	48,033	46,663
FRB Ser. 06-54, Class CF, zero %, 2035 F	91,445	85,444
FRB Ser. 05-51, Class FV, zero %, 2035 F	140,123	127,314
IFB Ser. 06-48, Class FG, zero %, 2036	172,000	156,491

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	1,176,038	201,101
Ser. T-57, Class 1AX, IO, 0.433s, 2043	3,008,858	46,702

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.225s, 2020 F	7,228,398	186,957

First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 6.51s, 2039	52,809	52,281

First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	891,000	102,076

First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	1,219,000	1,133,670

Freddie Mac
IFB Ser. 3182, Class SP, 27.667s, 2032	706,560	985,948
IFB Ser. 3211, Class SI, IO, 26.685s, 2036	616,176	404,460
IFB Ser. 3408, Class EK, 24.855s, 2037	569,805	788,474
IFB Ser. 3077, Class ST, IO, 23.712s, 2035	8,026,206	4,735,462
IFB Ser. 2979, Class AS, 23.419s, 2034	313,063	421,373
IFB Ser. 3105, Class SI, IO, 19.021s, 2036	450,793	233,364
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	1,717,239	293,828
IFB Ser. 2684, Class SP, IO, 7.267s, 2033	2,708,000	572,106
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	2,903,303	376,030
IFB Ser. 3110, Class SP, IO, 7.067s, 2035	2,995,858	556,970
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	3,132,814	561,792
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	6,156,988	1,212,404
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	4,638,238	906,255
IFB Ser. 2882, Class NS, IO, 6.967s, 2034	2,898,012	397,884
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	1,398,172	204,408
IFB Ser. 3200, Class SB, IO, 6.917s, 2036	2,017,183	282,627
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	1,719,986	316,214
IFB Ser. 2950, Class S, IO, 6.917s, 2034	77,847	13,384
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	1,742,761	283,561
IFB Ser. 3208, Class PS, IO, 6.867s, 2036	16,121,534	2,785,373
IFB Ser. 2594, Class SE, IO, 6.817s, 2030	470,053	43,283
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	952,422	127,654
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	1,319,724	154,343
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	1,066,243	161,585
IFB Ser. 3028, Class ES, IO, 6.517s, 2035	3,218,201	477,764
IFB Ser. 3042, Class SP, IO, 6.517s, 2035	1,644,009	235,660
IFB Ser. 2990, Class TS, IO, 6.517s, 2035	6,591,489	694,463
IFB Ser. 2981, Class AS, IO, 6.487s, 2035 F	1,784,914	248,955
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	4,299,782	683,493

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	$1,919,666	$285,783
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	1,268,850	218,579
IFB Ser. 3108, Class SV, IO, 6.467s, 2036	904,005	131,590
IFB Ser. 3117, Class SC, IO, 6.467s, 2036	571,893	83,410
IFB Ser. 3139, Class SE, IO, 6.467s, 2036	861,748	110,268
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	1,389,844	223,698
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	3,909,835	588,379
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	834,987	109,129
IFB Ser. 3256, Class S, IO, 6.457s, 2036	3,177,825	464,490
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	1,132,009	192,911
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	1,586,361	215,180
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	795,288	117,722
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	3,081,144	416,870
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	788,707	107,757
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	5,369,212	740,154
IFB Ser. 3398, Class SI, IO, 6.417s, 2036	5,342,585	714,205
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	2,258,915	374,832
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	561,307	81,346
IFB Ser. 3240, Class S, IO, 6.387s, 2036	5,274,575	747,421
IFB Ser. 3229, Class BI, IO, 6.387s, 2036 F	183,320	22,482
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	865,730	132,612
IFB Ser. 3231, Class SA, IO, 6.367s, 2036	810,770	114,901
IFB Ser. 3210, Class SA, IO, 6.367s, 2036	109,014	12,461
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	476,692	73,208
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	5,623,848	768,363
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	2,131,540	373,060
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	1,735,518	223,500
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	2,336,195	304,023
IFB Ser. 3153, Class UI, IO, 6.337s, 2036	425,805	80,178
IFB Ser. 3424, Class XI, IO, 6.337s, 2036	3,589,916	524,580
IFB Ser. 3339, Class AI, IO, 6.317s, 2037	2,021,272	248,594
IFB Ser. 3206, Class ES, IO, 6.317s, 2036	52,466	6,244
IFB Ser. 3485, Class SI, IO, 6.317s, 2036	998,802	161,583
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	3,215,967	477,020
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	3,809,422	564,801
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	3,303,551	442,118
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	2,768,915	365,323
IFB Ser. 3238, Class LI, IO, 6.257s, 2036	1,622,337	220,927
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	2,223,217	294,431
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	2,244,699	294,280
IFB Ser. 3449, Class SL, IO, 6.247s, 2037	220,353	29,489
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	5,408,082	832,998
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	3,267,534	462,540
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	1,504,144	234,507
IFB Ser. 3361, Class SI, IO, 6.217s, 2037	243,858	34,140
IFB Ser. 3199, Class S, IO, 6.217s, 2036	4,471,538	623,032
IFB Ser. 3200, Class PI, IO, 6.217s, 2036	692,014	100,288
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	5,085,949	694,293
IFB Ser. 3303, Class SH, IO, 6.197s, 2037	9,709,192	1,208,651
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	1,044,267	143,206

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3261, Class SA, IO, 6.197s, 2037	$1,300,531	$178,220
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	2,985,405	410,775
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	2,985,405	410,775
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	2,985,405	410,775
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	2,985,405	410,775
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	4,560,680	627,525
IFB Ser. 3311, Class PI, IO, 6.177s, 2037	2,515,119	364,794
IFB Ser. 3265, Class SC, IO, 6.177s, 2037	1,032,146	136,155
IFB Ser. 3382, Class SI, IO, 6.167s, 2037	20,304,646	2,612,502
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	3,356,759	444,309
IFB Ser. 3257, Class SI, IO, 6.087s, 2036 F	1,444,058	177,426
IFB Ser. 3242, Class SD, IO, 6.057s, 2036	207,629	23,506
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	13,881,887	1,733,208
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	6,182,489	811,719
IFB Ser. 3201, Class IN, IO, 6.017s, 2036	631,000	106,894
IFB Ser. 3617, Class BS, IO, 5.987s, 2039	9,601,721	1,110,199
IFB Ser. 3502, Class DS, IO, 5.917s, 2039	1,250,375	124,767
IFB Ser. 2967, Class SA, IO, 5.917s, 2035	7,248,067	750,026
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	3,725,437	469,279
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	8,499,602	1,079,093
IFB Ser. 3476, Class S, IO, 5.867s, 2038	272,397	26,070
IFB Ser. 3303, Class SD, IO, 5.857s, 2037	2,496,113	303,180
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	3,819,107	441,107
IFB Ser. 3530, Class CS, IO, 5.817s, 2039	17,748,223	2,189,037
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	1,867,082	235,643
IFB Ser. 3530, Class SC, IO, 5.767s, 2039	1,740,868	212,364
IFB Ser. 3536, Class SM, IO, 5.767s, 2039	973,965	123,850
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	5,188,585	595,949
IFB Ser. 3549, Class SA, IO, 5.567s, 2039	7,733,913	842,997
IFB Ser. 3424, Class UI, IO, 5.527s, 2037	2,475,425	289,133
IFB Ser. 3423, Class GS, IO, 5.417s, 2038	1,868,899	176,118
IFB Ser. 3423, Class SG, IO, 5.417s, 2038	102,612	9,846
IFB Ser. 3607, Class SA, IO, 5.019s, 2036	1,010,000	142,875
IFB Ser. 3607, Class SB, IO, 5.019s, 2036	2,128,000	290,422
FRB Ser. 3069, Class FO, 0.633s, 2035 F	127,673	119,709
FRB Ser. 3006, Class FA, 0.633s, 2034 F	182,984	182,434
FRB Ser. 3232, Class FG, 0.533s, 2036	196,421	196,422
Ser. 3331, Class GO, PO, zero %, 2037	133,565	124,316
Ser. 3324, PO, zero %, 2037 F	36,364	36,243
Ser. 3226, Class YI, IO, zero %, 2036 F	1,371,256	2,335
Ser. 3142, PO, zero %, 2036 F	44,181	43,279
Ser. 3124, Class DO, PO, zero %, 2036	124,392	102,349
Ser. 3106, PO, zero %, 2036	69,951	65,298
Ser. 3084, Class ON, PO, zero %, 2035	65,204	58,875
Ser. 3084, PO, zero %, 2035	61,406	60,960
Ser. 2989, Class WO, PO, zero %, 2035	65,852	60,363
Ser. 2975, Class QO, PO, zero %, 2035	17,463	15,408
Ser. 2980, PO, zero %, 2035 F	26,104	25,750
Ser. 2981, Class CO, PO, zero %, 2035 F	106,081	104,634
Ser. 2951, Class JO, PO, zero %, 2035 F	48,881	37,162
Ser. 2985, Class CO, PO, zero %, 2035	84,315	68,039

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value
Freddie Mac
Ser. 2858, Class MO, PO, zero %, 2034	$7,516	$7,062
Ser. 201, PO, zero %, 2029	381,248	318,903
FRB Ser. 3343, Class QF, zero %, 2037 F	80,596	79,500
FRB Ser. 3345, Class TY, zero %, 2037	262,754	236,505
FRB Ser. 3299, Class FD, zero %, 2037	373,293	354,911
FRB Ser. 3304, Class UF, zero %, 2037	243,000	229,505
FRB Ser. 3289, Class SF, zero %, 2037	597,159	599,526
FRB Ser. 3326, Class XF, zero %, 2037	50,340	49,605
FRB Ser. 3273, Class HF, zero %, 2037	47,308	44,847
FRB Ser. 3235, Class TP, zero %, 2036	42,473	41,555
FRB Ser. 3283, Class KF, zero %, 2036 F	24,764	24,360
FRB Ser. 3226, Class YW, zero %, 2036 F	127,752	125,969
FRB Ser. 3332, Class UA, zero %, 2036	48,454	47,646
FRB Ser. 3168, Class AT, zero %, 2036 F	39,791	39,510
FRB Ser. 3251, Class TC, zero %, 2036	483,708	474,266
FRB Ser. 3140, Class KF, zero %, 2036	84,705	85,150
FRB Ser. 3130, Class JF, zero %, 2036 F	188,612	182,318
FRB Ser. 3067, Class SF, zero %, 2035	333,156	312,298
FRB Ser. 3072, Class TJ, zero %, 2035	103,755	83,097
FRB Ser. 3047, Class BD, zero %, 2035	171,621	168,004
FRB Ser. 3052, Class TJ, zero %, 2035	63,960	52,584
FRB Ser. 3326, Class WF, zero %, 2035	206,220	203,866
FRB Ser. 3030, Class EF, zero %, 2035	118,566	117,851
FRB Ser. 3033, Class YF, zero %, 2035	231,582	197,478
FRB Ser. 3251, Class TP, zero %, 2035 F	213,514	172,741
FRB Ser. 3263, Class AE, zero %, 2035 F	357,532	299,140
FRB Ser. 3273, Class TJ, zero %, 2035 F	142,194	140,288
FRB Ser. 3412, Class UF, zero %, 2035	368,932	316,560
FRB Ser. 3007, Class LU, zero %, 2035	44,602	39,358
FRB Ser. 2980, Class TY, zero %, 2035 F	20,252	19,762
FRB Ser. 2958, Class TP, zero %, 2035	63,414	60,346
FRB Ser. 2963, Class TW, zero %, 2035	154,074	148,298
FRB Ser. 2958, Class FB, zero %, 2035	108,014	103,466
FRB Ser. 3112, Class XM, zero %, 2034 F	15,738	15,464
FRB Ser. 3137, Class TF, zero %, 2034	29,940	29,746
FRB Ser. 2947, Class GF, zero %, 2034	145,879	130,452
FRB Ser. 3006, Class TE, zero %, 2034	61,535	60,901

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	477,309	367,528

Government National Mortgage Association
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	1,001,166	175,445
IFB Ser. 08-47, Class S, IO, 7.467s, 2038	2,964,248	412,739
IFB Ser. 08-42, Class AI, IO, 7.457s, 2038	12,451,643	1,879,015
IFB Ser. 09-79, Class AI, IO, 7.169s, 2039	170,891	20,427
IFB Ser. 07-5, Class SA, IO, 7.129s, 2037 F	2,404,936	260,716
IFB Ser. 06-69, Class SD, IO, 7.119s, 2036	423,496	48,520
IFB Ser. 09-16, Class SL, IO, 7.109s, 2037	3,412,254	408,108
IFB Ser. 05-68, Class PU, IO, 7.069s, 2032 F	1,639,733	187,339
IFB Ser. 04-59, Class SH, IO, 7.017s, 2034	2,772,455	412,784
IFB Ser. 04-59, Class SC, IO, 6.967s, 2034	1,082,353	160,953

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 04-26, Class IS, IO, 6.967s, 2034	$1,458,388	$107,626
IFB Ser. 04-11, Class SB, IO, 6.967s, 2034	488,286	73,413
IFB Ser. 05-68, Class SN, IO, 6.967s, 2034	454,589	57,547
IFB Ser. 07-49, Class NY, IO, 6.869s, 2035	4,558,236	368,137
IFB Ser. 07-47, Class SA, IO, 6.867s, 2036	2,215,577	347,060
IFB Ser. 04-96, Class KS, IO, 6.769s, 2034	217,746	34,059
IFB Ser. 06-16, Class GS, IO, 6.759s, 2036	156,830	20,026
IFB Ser. 04-5, Class PS, IO, 6.719s, 2033	2,774,000	475,619
IFB Ser. 07-35, Class NY, IO, 6.667s, 2035	2,868,173	288,205
IFB Ser. 07-26, Class SG, IO, 6.619s, 2037	1,416,720	158,669
IFB Ser. 09-87, Class IW, IO, 6.619s, 2034	6,137,084	942,749
IFB Ser. 09-76, Class SJ, IO, 6.617s, 2039	2,291,860	303,760
IFB Ser. 05-45, Class HI, IO, 6.587s, 2035	337,048	51,762
IFB Ser. 07-25, Class SB, IO, 6.569s, 2037	1,770,322	175,565
IFB Ser. 09-106, Class XI, IO, 6.569s, 2037	9,327,676	1,125,137
IFB Ser. 07-22, Class S, IO, 6.569s, 2037	1,777,556	208,008
IFB Ser. 07-18, Class S, IO, 6.567s, 2037	8,504,183	1,290,510
IFB Ser. 09-61, Class ES, IO, 6.519s, 2039	341,929	35,418
IFB Ser. 09-106, Class XL, IO, 6.519s, 2037	3,225,500	376,107
IFB Ser. 09-87, Class SI, IO, 6.519s, 2035	305,187	45,182
IFB Ser. 04-104, Class IS, IO, 6.519s, 2034	254,318	32,193
IFB Ser. 04-106, Class SI, IO, 6.517s, 2034	209,604	35,307
IFB Ser. 09-87, Class IG, IO, 6.509s, 2037	1,586,259	222,759
IFB Ser. 07-53, Class SY, IO, 6.504s, 2037	3,562,827	377,713
Ser. 10-14, Class SA, 6 1/2s, 2040	100,000	17,344
Ser. 10-14, Class SC, 6 1/2s, 2040	125,000	15,898
Ser. 10-14, Class SD, 6 1/2s, 2040	100,000	8,828
IFB Ser. 07-41, Class SM, IO, 6.469s, 2037	490,068	64,032
IFB Ser. 07-41, Class SN, IO, 6.469s, 2037	499,668	65,286
IFB Ser. 04-17, Class QN, IO, 6.467s, 2034	3,661,397	483,810
FRB Ser. 07-37, Class SN, IO, 6.459s, 2037	12,959,396	1,407,390
IFB Ser. 07-37, Class SU, IO, 6.457s, 2037	371,152	51,235
IFB Ser. 07-59, Class PS, IO, 6.439s, 2037	1,183,602	104,474
IFB Ser. 07-59, Class SP, IO, 6.439s, 2037	379,839	33,890
IFB Ser. 07-37, Class YS, IO, 6.437s, 2037	311,067	40,342
IFB Ser. 07-48, Class SB, IO, 6.417s, 2037	849,764	77,293
IFB Ser. 09-106, Class LP, IO, 6.379s, 2036	1,083,204	121,626
IFB Ser. 07-45, Class QB, IO, 6.369s, 2037 F	893,553	90,619
IFB Ser. 09-87, Class SK, IO, 6.369s, 2032	4,034,126	439,121
IFB Ser. 09-106, Class CM, IO, 6.367s, 2034	835,059	108,564
IFB Ser. 03-110, Class S, IO, 6.367s, 2033	194,011	26,230
IFB Ser. 08-6, Class TI, IO, 6.367s, 2032	414,293	42,698
IFB Ser. 06-34, Class PS, IO, 6.359s, 2036	60,713	6,685
IFB Ser. 08-1, Class SE, IO, 6.339s, 2038	1,511,437	155,867
IFB Ser. 09-18, Class MS, IO, 6.319s, 2035	1,327,585	119,898
IFB Ser. 07-17, Class AI, IO, 6.317s, 2037	6,838,637	972,243
IFB Ser. 07-78, Class SA, IO, 6.297s, 2037	8,956,149	938,389
IFB Ser. 08-4, Class SA, IO, 6.285s, 2038	10,634,044	946,580
IFB Ser. 10-2, Class SA, IO, 6.27s, 2037	14,278,000	1,873,988
IFB Ser. 09-106, Class LS, IO, 6.269s, 2037	3,285,209	332,431
IFB Ser. 06-26, Class S, IO, 6.269s, 2036	13,250,234	1,394,879

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 08-2, Class SM, IO, 6.267s, 2038	$6,320,105	$642,534
IFB Ser. 07-9, Class AI, IO, 6.267s, 2037	3,295,049	346,616
IFB Ser. 08-6, Class SB, IO, 6.249s, 2038	6,956,501	702,384
IFB Ser. 08-9, Class SK, IO, 6.249s, 2038	4,319,511	489,425
IFB Ser. 07-37, Class SM, IO, 6.237s, 2037	2,161,631	280,843
IFB Ser. 10-2, Class S, IO, 6.219s, 2040	880,000	107,800
IFB Ser. 07-35, Class KY, IO, 6.217s, 2037	10,328,003	1,016,209
IFB Ser. 09-106, Class MS, IO, 6.169s, 2038	10,623,720	1,021,404
IFB Ser. 09-103, Class SW, IO, 6.169s, 2037	7,099,433	925,145
IFB Ser. 09-106, Class AS, IO, 6.167s, 2039	11,473,120	1,040,001
IFB Ser. 09-35, Class SP, IO, 6.167s, 2037	6,743,234	842,235
IFB Ser. 09-110, Class CS, IO, 6.157s, 2039	1,996,882	196,244
IFB Ser. 08-27, Class QI, IO, 6.154s, 2038	6,255,096	599,012
IFB Ser. 05-71, Class SA, IO, 6.127s, 2035	4,997,179	609,146
IFB Ser. 05-65, Class SI, IO, 6.119s, 2035	1,899,900	222,455
IFB Ser. 09-102, Class SA, IO, 6.097s, 2039	641,258	65,428
IFB Ser. 06-7, Class SB, IO, 6.089s, 2036	398,748	38,162
IFB Ser. 09-110, Class NS, IO, 6.069s, 2039	1,083,330	106,438
IFB Ser. 09-87, Class KI, IO, 6.069s, 2035	3,078,913	392,541
IFB Ser. 09-87, Class DS, IO, 6.067s, 2039	6,168,024	612,108
IFB Ser. 09-92, Class SL, IO, 6.067s, 2039	1,668,144	158,691
IFB Ser. 06-16, Class SX, IO, 6.059s, 2036	4,232,077	472,099
IFB Ser. 07-17, Class IB, IO, 6.019s, 2037	1,351,391	180,153
IFB Ser. 09-106, Class SD, IO, 6.019s, 2036	3,010,341	332,559
IFB Ser. 09-87, Class SN, IO, 6.019s, 2035	3,454,754	329,363
IFB Ser. 09-88, Class SK, IO, 6.017s, 2039 F	1,566,705	147,760
IFB Ser. 09-72, Class SM, IO, 6.017s, 2039	4,939,482	542,571
IFB Ser. 09-92, Class SA, IO, 6.017s, 2039	4,838,320	553,131
IFB Ser. 09-77, Class SB, IO, 6.017s, 2038	390,900	44,161
IFB Ser. 05-84, Class SH, IO, 6.017s, 2035	558,262	77,923
IFB Ser. 08-51, Class GS, IO, 5.997s, 2038	8,311,796	984,004
IFB Ser. 07-26, Class SW, IO, 5.969s, 2037	19,703,497	1,873,513
IFB Ser. 09-106, Class SU, IO, 5.969s, 2037	6,136,849	602,536
IFB Ser. 07-19, Class SJ, IO, 5.969s, 2037	1,223,410	110,129
IFB Ser. 07-8, Class SD, IO, 5.969s, 2037	383,548	35,817
IFB Ser. 07-7, Class EI, IO, 5.969s, 2037	1,445,431	129,413
IFB Ser. 07-7, Class JI, IO, 5.969s, 2037	3,354,787	391,440
IFB Ser. 07-1, Class S, IO, 5.969s, 2037	1,652,035	148,324
IFB Ser. 07-3, Class SA, IO, 5.969s, 2037	1,575,805	142,476
IFB Ser. 07-25, Class KS, IO, 5.967s, 2037	3,399,923	366,772
IFB Ser. 07-21, Class S, IO, 5.967s, 2037	92,062	8,603
IFB Ser. 07-17, Class SI, IO, 5.955s, 2037	433,989	51,810
IFB Ser. 07-31, Class AI, IO, 5.947s, 2037	1,931,841	261,492
IFB Ser. 07-62, Class S, IO, 5.917s, 2037	2,489,459	257,616
IFB Ser. 09-106, Class SL, IO, 5.869s, 2036	7,823,847	907,351
IFB Ser. 09-87, Class TS, IO, 5.869s, 2035	2,559,314	309,012
IFB Ser. 09-8, Class SC, IO, 5.867s, 2039	15,258,518	1,770,245
IFB Ser. 07-43, Class SC, IO, 5.867s, 2037	1,952,387	195,202
IFB Ser. 09-66, IO, 5.857s, 2039 F	33,428,618	3,395,107
IFB Ser. 04-83, Class CS, IO, 5.849s, 2034	602,754	71,390
IFB Ser. 09-106, Class ST, IO, 5.769s, 2038	1,972,665	211,931

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 04-41, Class SG, IO, 5.769s, 2034	$5,226,562	$299,455
IFB Ser. 08-76, Class US, IO, 5.669s, 2038	12,111,174	915,081
IFB Ser. 09-87, Class WT, IO, 0.186s, 2035	8,594,754	33,039
Ser. 06-36, Class OD, PO, zero %, 2036	55,211	47,014
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	424,795	7,892
FRB Ser. 07-73, Class KM, zero %, 2037	42,287	41,476
FRB Ser. 07-16, Class WF, zero %, 2037	365,023	359,129
IFB Ser. 09-106, Class WT, IO, zero %, 2037	2,029,845	7,618

Greenwich Capital Commercial Funding Corp.
FRB Ser. 06-GG7, Class A2, 5.883s, 2038	2,452,000	2,525,556
Ser. 05-GG5, Class A2, 5.117s, 2037	3,780,000	3,808,935

GS Mortgage Securities Corp. II FRB Ser. 07-GG10,
Class A3, 5.805s, 2045	679,000	676,144

GS Mortgage Securities Corp. II 144A Ser. 05-GG4,
Class XC, IO, 0.333s, 2039	162,571,121	2,850,784

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.979s, 2035	21,251,401	2,741,579
Ser. 06-RP2, Class 1AS1, IO, 5.616s, 2036	7,310,163	880,108

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) †	166,771	17

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.005s, 2037	6,450,494	4,483,093

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.341s, 2037	3,160,902	1,770,105

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.9s, 2036	1,573,772	973,403
FRB Ser. 07-AR15, Class 1A1, 5.862s, 2037	2,740,631	1,767,707
FRB Ser. 07-AR9, Class 2A1, 5.845s, 2037	2,796,682	1,915,727
FRB Ser. 05-AR31, Class 3A1, 5.511s, 2036	6,585,118	3,819,368
FRB Ser. 05-AR23, Class 6A1, 5.493s, 2035	2,935,511	2,223,649
FRB Ser. 07-AR11, Class 1A1, 5.057s, 2037	2,123,171	1,146,512

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.926s, 2036	1,922,686	1,518,922
FRB Ser. 06-A6, Class 1A1, 0.391s, 2036	2,264,087	1,108,667

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	499,000	382,641
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	4,776,000	4,777,151
Ser. 07-CB20, Class A3, 5.863s, 2051	1,698,000	1,687,681
Ser. 07-LD12, Class A2, 5.827s, 2051	3,217,000	3,327,057
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	847,000	835,866
Ser. 07-CB20, Class A4, 5.794s, 2051	2,944,000	2,752,532
Ser. 06-LDP9, Class A3, 5.336s, 2047	6,542,000	5,915,676
Ser. 08-C2, Class X, IO, 0.479s, 2051	89,271,949	2,036,043

JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.137s, 2051	124,678,320	1,278,576

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	492,082	286,020
Ser. 98-C4, Class J, 5.6s, 2035	965,000	829,900

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A3, 5.43s, 2040	$7,870,000	$7,070,072
Ser. 07-C1, Class A4, 5.424s, 2040	10,324,000	9,341,797
Ser. 07-C2, Class A2, 5.303s, 2040	2,084,000	2,131,623

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	1,154,000	69,240
Ser. 04-1A, Class K, 5.45s, 2040	411,000	20,550
Ser. 04-1A, Class L, 5.45s, 2040	187,000	7,480

MASTR Alternative Loans Trust Ser. 06-3, Class 1A1,
6 1/4s, 2036	1,465,128	971,105

Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.148s, 2049	110,376,029	1,234,865

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.242s, 2035	702,472	551,009
Ser. 96-C2, Class JS, IO, 2.259s, 2028	1,745,242	63,789

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 5.828s, 2050	451,000	448,698

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	552,000	550,344
Ser. 07-7, Class A2, 5.693s, 2050	1,726,000	1,764,288

Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, IO, 4.827s, 2017	4,775,145	501,390

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 8.006s, 2037	1,164,768	163,067

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032	2,455,000	1,567,236
FRB Ser. 08-T29, Class A3, 6.28s, 2043 F	1,332,000	1,320,135
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	1,234,000	1,263,147
Ser. 07-HQ13, Class A2, 5.649s, 2044	2,498,000	2,575,745
Ser. 07-IQ13, Class A3, 5.331s, 2044	4,347,000	4,270,584

Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	3,360,000	168,000
Ser. 07-HQ13, Class X1, IO, 0.666s, 2044	109,659,447	2,079,143

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1, 6.116s, 2037	5,708,004	2,911,082
FRB Ser. 07-14AR, Class 6A1, 6.024s, 2037	1,767,467	1,060,480
Ser. 06-6AR, Class 2A, 5.411s, 2036	5,217,719	3,287,163
Ser. 05-5AR, Class 2A1, 3.897s, 2035	1,881,707	1,129,024

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.081s, 2030	459,501	464,096
Ser. 97-MC2, Class X, IO, 1.988s, 2012	5,174	—

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3,
Class AS, IO, 6.819s, 2035	209,404	32,518

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010	285,000	214,765

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	1,587,994	1,175,115
FRB Ser. 05-A2, Class A1, 0.731s, 2035 F	3,089,026	2,135,289

MORTGAGE-BACKED SECURITIES (52.4%)* cont.	Principal amount		Value

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		$316,000	$189,600
Ser. 03-1A, Class N, 5s, 2018		376,000	206,800
Ser. 04-1A, Class M, 5s, 2018		345,000	179,400
Ser. 04-1A, Class N, 5s, 2018		325,000	146,250

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 05-23, Class 3A1, 6.075s, 2036		1,296,715	959,569
FRB Ser. 07-10, Class 1A1, 6s, 2037		881,331	472,201
FRB Ser. 06-4, Class 6A, 5.908s, 2036		1,149,011	857,809
FRB Ser. 06-9, Class 1A1, 5.587s, 2036		1,862,270	1,022,058
FRB Ser. 06-12, Class 1A1, 0.391s, 2037		8,585,880	4,722,234

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037		5,891,340	749,331
Ser. 05-RF7, Class A, IO, 5.646s, 2035		2,092,522	241,521
Ser. 07-4, Class 1A4, IO, 1s, 2037		6,296,800	221,748

Structured Asset Securities Corp. 144A
Ser. 05-RF1, Class A, IO, 5.949s, 2035		1,997,139	243,301
Ser. 05-RF6, Class A, IO, 5.76s, 2043		844,922	98,467
Ser. 05-RF3, Class 1A, IO, 5.695s, 2035		1,761,367	209,162
Ser. 07-RF1, Class 1A, IO, 5.435s, 2037		8,028,895	862,408

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014
(United Kingdom)	GBP	444,138	477,594
FRB Ser. 05-CT1A, Class D, 7.095s, 2014
(United Kingdom)	GBP	868,987	489,802

Ursus EPC 144A FRB Ser. 1-A, Class D, 6.938s, 2012
(Ireland)	GBP	465,943	52,153

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.901s, 2051		$5,124,000	5,153,685
Ser. 07-C31, Class A3, 5.483s, 2047		853,000	852,276
Ser. 07-C31, Class A2, 5.421s, 2047		4,891,000	5,005,423
Ser. 07-C34, IO, 0.354s, 2046		32,915,737	626,057

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.533s, 2018		917,000	458,500

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6,
Class A1, 6.515s, 2037		15,078,245	9,061,083

Total mortgage-backed securities (cost $389,958,753)			$462,067,193

CORPORATE BONDS AND NOTES (21.0%)*	Principal amount		Value

Basic materials (1.6%)
Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		$323,000	$334,305

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.254s, 2013 (Netherlands)		505,000	459,550

Cognis GmbH company guaranty sr. bonds FRB
Ser. REGS, 2.714s, 2013 (Netherlands)	EUR	348,000	458,015

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		$2,122,000	2,307,675

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011		110,000	115,775

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Basic materials cont.
HeidelbergCement AG company guaranty sr. unsec.
unsub. bonds 7 1/2s, 2020 (Germany)	EUR	94,000	$129,678

HeidelbergCement AG company guaranty unsec.
unsub. notes 8 1/2s, 2019 (Germany)	EUR	667,000	975,447

HeidelbergCement AG company
guaranty unsub. notes Ser. EMTN, 5 5/8s, 2018
(Germany)	EUR	98,000	124,421

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$114,000	110,295

International Paper Co. sr. unsec. notes 9 3/8s, 2019		226,000	280,240

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		446,000	487,586

Nalco Co. 144A sr. notes 8 1/4s, 2017		72,000	76,320

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡		188,486	42,409

Novelis, Inc. company guaranty sr. unsec.
notes 11 1/2s, 2015		175,000	189,438

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		221,000	209,398

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	834,000	1,284,498

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.434s,
2013 (France)	EUR	1,106,000	1,422,293

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	130,000	179,111

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 1.964s, 2015 (Germany)	EUR	339,000	423,021

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$630,000	614,250

Smurfit-Stone Container Corp. sr. notes unsec.
unsub. notes 8 3/8s, 2012 (In default) †		399,000	336,158

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		350,000	357,875

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		550,000	559,625

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		372,000	438,030

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		558,000	637,515

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		890,000	1,016,825

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 11 1/2s, 2014		542,000	582,650

			14,152,403
Capital goods (1.1%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		206,000	205,485

Ardagh Glass Finance B.V. company
guaranty sr. notes Ser. REGS, 8 7/8s, 2013
(Netherlands)	EUR	269,000	385,776

Ball Corp. company guaranty sr. unsec. notes 7 3/8s,
2019		$56,000	58,380

Ball Corp. company guaranty sr. unsec. notes 7 1/8s,
2016		84,000	87,570

BBC Holding Corp. sr. notes 8 7/8s, 2014		775,000	747,875

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes FRN 4.406s,
2013 (Canada)	EUR	194,000	$261,584

Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$407,000	419,719

General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.626s, 2015		198,000	175,973

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014		560,000	324,800

Impress Holdings BV company guaranty sr. disc.
bonds FRB Ser. REGS, 4.121s, 2013 (Netherlands)	EUR	304,000	402,529

Kerling PLC 144A sr. notes 10 5/8s, 2017
(United Kingdom)	EUR	185,000	258,424

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 6 1/8s, 2014		$1,301,000	1,317,263

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2015		1,019,000	1,031,738

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	951,716

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		875,000	877,188

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	85,000	105,358

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		$777,000	806,138

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		155,000	156,550

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		716,000	721,370

			9,295,436
Communication services (2.2%)
Cablecom SCA sr. notes Ser. REGS, 8s, 2016
(Netherlands)	EUR	51,000	68,944

CCH II, LLC sr. notes 13 1/2s, 2016		$957,525	1,151,424

Cincinnati Bell, Inc. company guaranty 7s, 2015		1,040,000	1,011,400

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		441,000	438,795

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015		870,000	872,175

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		196,000	203,840

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)		470,000	455,900

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018		766,000	778,448

GIC, Inc. 144A sr. notes 8 5/8s, 2019		120,000	124,200

Global Crossing UK Finance PLC company
guaranty 11 3/4s, 2014 (United Kingdom)	GBP	339,000	558,323

Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)		$55,000	59,950

iesy Hessen GmbH & Co. company guaranty FRN
Ser. REGS, 3.54s, 2013 (Germany)	EUR	603,000	827,933

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		$335,000	343,794

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Communication services cont.
Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes Ser. *, 8 7/8s, 2015 (Bermuda)		$452,000	$463,300

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		820,000	768,750

Magyar Telecom BV 144A company
guaranty sr. notes 9 1/2s, 2016 (Hungary)	EUR	551,000	758,232

Mediacom Broadband, LLC/Mediacom Broadband Corp.
sr. unsec. unsub. notes 8 1/2s, 2015		$191,000	189,568

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		229,000	229,000

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		180,000	181,125

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		155,000	161,975

Nordic Telephone Co. Holdings ApS sec.
notes Ser. REGS, 8 1/4s, 2016 (Denmark)	EUR	526,000	777,615

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$295,000	285,413

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		699,000	703,369

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		145,000	152,975

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		2,424,000	2,602,770

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	366,720

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		235,000	246,750

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		405,000	420,188

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,450,000	2,388,750

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	575,000	815,175

UPC Holdings BV sr. notes Ser. REGS, 8 5/8s, 2014
(Netherlands)	EUR	127,000	176,984

West Corp. company guaranty 9 1/2s, 2014		$455,000	457,275

Wind Acquisition Finance SA sr. notes Ser. REGS,
11 3/4s, 2017 (Netherlands)	EUR	435,000	650,624

			19,691,684
Conglomerates (0.1%)
UPC Germany GmbH sr. notes Ser. REGS, 9 5/8s, 2019
(Germany)	EUR	285,000	402,068

UPC Germany GmbH 144A sr. bond 8 1/8s, 2017 (Germany)	EUR	489,000	699,450

			1,101,518
Consumer cyclicals (3.6%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		$55,000	60,225

Affinion Group, Inc. company guaranty 11 1/2s, 2015		560,000	579,600

Affinion Group, Inc. company guaranty 10 1/8s, 2013		635,000	645,319

Affinity Group, Inc. sr. sub. notes 9s, 2012		934,000	653,800

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		501,380	527,702

AMC Entertainment, Inc. company guaranty 11s, 2016		485,000	521,375

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		399,000	391,020

American Casino & Entertainment Properties LLC 144A
sr. notes 11s, 2014		430,000	382,700

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		$310,000	$283,650

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		265,000	245,125

Building Materials Corp. company
guaranty notes 7 3/4s, 2014		590,000	612,863

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016		515,000	540,750

Cirsa Capital Luxembourg SA company
guaranty Ser. REGS, 7 7/8s, 2012 (Luxembourg)	EUR	172,000	236,093

Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016		$450,000	337,500

Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010		408,000	395,760

Codere Finance Luxembourg SA sr. sec.
notes Ser. REGS, 8 1/4s, 2015 (Luxembourg)	EUR	507,000	636,175

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		$60,000	63,150

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		262,000	286,890

Echostar DBS Corp. company guaranty 6 5/8s, 2014		3,123,000	3,099,578

Europcar Groupe SA company guaranty sr. sub. bond
FRB Ser. REGS, 4.214s, 2013 (France)	EUR	354,000	431,157

Fiat Finance Lux, Ltd. SA company
guaranty Ser. EMTN, 7 5/8s, 2014 (Italy)	EUR	509,000	736,830

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		$1,389,000	1,454,978

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016		605,000	665,500

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016		838,000	909,230

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		100,000	102,953

Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 3.831s, 2014		115,000	109,250

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		415,000	440,938

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017		380,000	419,900

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	660,000	910,515

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	75,000	105,453

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020		$100,000	101,000

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		475,000	477,375

Lamar Media Corp. company guaranty 7 1/4s, 2013		420,000	420,000

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		225,000	246,375

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,760,000	1,876,600

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		155,000	161,200

Liberty Media, LLC sr. notes 5.7s, 2013		266,000	257,355

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	335,000	466,800

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		$760,000	$231,800

Meritage Homes Corp. company guaranty 6 1/4s, 2015		282,000	264,375

Meritage Homes Corp. sr. notes 7s, 2014		90,000	86,513

MGM Mirage, Inc. company guaranty 8 1/2s, 2010		113,000	113,565

Navistar International Corp. sr. notes 8 1/4s, 2021		717,000	720,585

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		630,000	655,200

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††		700,000	640,500

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		1,124,000	1,292,600

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019		115,000	117,300

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		625,000	578,125

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		665,000	665,000

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017		120,000	120,300

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		145,000	144,275

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		590,000	628,350

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		277,000	246,530

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †		614,000	104,380

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013		256,133	268,940

Travelport LLC company guaranty 11 7/8s, 2016		375,000	411,563

Travelport LLC company guaranty 9 7/8s, 2014		325,000	342,063

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †		524,000	15,720

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	235,000	309,536

TVN Finance Corp. PLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017
(United Kingdom)	EUR	340,000	507,218

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡		$842,000	740,960

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡		486,998	182,624

Virgin Media Finance PLC company guaranty sr. unsec.
bond 8 7/8s, 2019 (United Kingdom)	GBP	79,000	130,291

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	156,000	233,057

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012		$1,164,000	1,169,820

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		77,000	81,043

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) †		160,000	1,200

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) †		469,000	3,283

			31,799,400

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Consumer staples (0.2%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †		$170,069	$2,626

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016		560,000	522,200

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		2,000	2,010

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		220,000	215,050

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		348,000	351,480

Rite Aid Corp. company guaranty 9 1/2s, 2017		542,000	437,665

Rite Aid Corp. sec. notes 7 1/2s, 2017		620,000	570,400

			2,101,431
Energy (4.6%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,598,000	2,572,020

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		630,000	548,100

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		1,991,000	2,020,865

Complete Production Services, Inc. company
guaranty 8s, 2016		770,000	762,300

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		995,000	995,000

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		410,000	393,600

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)		65,000	71,500

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		775,000	773,063

Dong Energy A/S jr. unsec. sub. notes FRN 5 1/2s,
2035 (Denmark)	EUR	364,000	481,925

Empresa Nacional del Petroleo 144A sr. unsec.
notes 6 1/4s, 2019 (Chile)		$1,300,000	1,374,953

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		465,000	462,675

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		1,010,000	994,850

Forest Oil Corp. sr. notes 8s, 2011		1,465,000	1,529,094

Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Russia)		575,000	541,190

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s,
2037 (Russia)		780,000	734,136

Gaz Capital SA 144A company guaranty sr. unsec. bond
8.146s, 2018 (Russia)		316,000	338,155

Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019 (Russia)		1,855,000	2,065,060

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)		485,000	449,838

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		1,010,000	1,035,250

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014		1,013,000	964,883

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	222,000	367,994

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014		$355,000	355,000

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount	Value

Energy cont.
Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656s, 2022 (Russia)	$1,080,000	$1,031,400

Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)	450,000	459,941

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	698,000	704,980

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	363,248	366,149

Peabody Energy Corp. company guaranty 7 3/8s, 2016	1,015,000	1,078,438

Pemex Project Funding Master Trust company
guaranty sr. unsec. unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	316,280

Pemex Project Funding Master Trust company
guaranty unsec. unsub. notes 6 5/8s, 2038 (Mexico)	325,000	300,661

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)	960,000	1,088,160

Petrobras International Finance Co. company
guaranty sr. unsec. notes 6 7/8s, 2040 (Brazil)	300,000	300,528

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	332,000	346,110

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	5,485,000	3,318,425

Petroleos de Venezuela SA company guaranty
sr. unsec. unsub. notes 5 1/2s, 2037 (Venezuela)	650,000	316,875

Petroleos de Venezuela SA company guaranty
sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	650,000	325,000

Petroleos de Venezuela SA sr. unsec. bonds zero %,
2011 (Venezuela)	2,020,000	1,676,600

Petroleos de Venezuela SA sr. unsec. sub. bond 5s,
2015 (Venezuela)	1,255,000	728,590

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 9 3/4s, 2019 (Trinidad)	215,000	242,413

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 6s, 2022 (Trinidad)	1,162,000	1,085,587

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	539,000	565,950

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	140,000	142,800

Plains Exploration & Production Co. company
guaranty 7s, 2017	150,000	147,938

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016	645,000	715,950

Power Sector Assets & Liabilities Management Corp.
144A govt. guaranty sr. unsec. notes 7.39s, 2024
(Philippines)	690,000	708,975

Power Sector Assets & Liabilities Management Corp.
144A govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	950,000	1,004,625

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	994,000	1,026,305

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	524,000	543,650

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	815,000	810,925

White Nights Finance BV for Gazprom notes 10 1/2s,
2014 (Russia)	485,000	561,106

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Energy cont.
Williams Cos., Inc. (The) notes 7 3/4s, 2031		$345,000	$394,041

Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012		290,000	332,050

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019		391,000	469,200

			40,941,103
Financials (4.1%)
Banco Do Brasil 144A sr. unsec. 5.672s, 2017 (Brazil)	BRL	1,055,000	559,887

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. notes Ser. REGS, 8s, 2016	EUR	202,000	269,803

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012		$1,590,750	1,520,595

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012		117,000	116,123

GMAC, LLC company guaranty sr. unsec. notes Ser. *,
6 7/8s, 2012		818,000	811,865

GMAC, LLC company guaranty sr. unsec. notes Ser. *,
6 5/8s, 2012		851,000	844,618

GMAC, LLC company guaranty sr. unsec.
unsub. notes Ser. *, 6 7/8s, 2011		104,000	104,000

GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN Ser. *, 2.456s, 2014		85,000	71,563

HSBC Capital Funding LP/ Jersey Channel Islands
company guaranty sub. FRB 5.13s, 2049
(United Kingdom)	EUR	486,000	602,877

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		$185,000	173,438

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		135,000	130,613

Icahn Enterprises LP/Ichan Enterprises Finance Corp.
144A sr. notes 8s, 2018		895,000	859,200

JPMorgan Chase & Co. 144A sr. unsec. notes FRN
zero %, 2017		600,000	561,540

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 7.34s, 2011	RUB	46,000,000	1,496,334

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.173s, 2012	INR	37,500,000	890,775

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$290,000	296,525

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		495,000	487,575

Liberty Mutual Insurance 144A notes 7.697s, 2097		1,330,000	1,155,239

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A sr. sec. notes 7 3/4s, 2016
(Luxembourg)	EUR	843,000	1,174,675

RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		$5,400,000	5,421,762

Russian Agricultural Bank 144A notes 7 3/4s, 2018 (Russia)		775,000	831,420

Russian Agricultural Bank 144A notes 7 1/8s, 2014 (Russia)		775,000	826,460

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		257,000	274,818

UBS Luxembourg SA for Sberbank
sub. bonds stepped-coupon 6.23s (7.429s, 2/11/10),
2015 (Russia) ††		2,520,000	2,519,672

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.148s, 2014		120,000	101,400

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Financials cont.
VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		$1,065,000	$1,009,088

VTB Capital SA 144A bonds 6 1/4s, 2035 (Russia)		2,934,000	2,779,965

VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		1,660,000	1,747,150

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		2,700,000	2,723,625

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		5,785,000	5,978,393

			36,340,998
Health care (1.3%)
Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	479,714

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		$435,000	449,681

DaVita, Inc. company guaranty 6 5/8s, 2013		291,000	291,728

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		658,000	697,480

HCA, Inc. sr. sec. notes 9 1/4s, 2016		617,000	650,935

HCA, Inc. sr. sec. notes 9 1/8s, 2014		563,000	586,928

Omnicare, Inc. company guaranty 6 3/4s, 2013		385,000	381,150

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		1,065,000	1,051,688

Select Medical Corp. company guaranty 7 5/8s, 2015		1,217,000	1,192,660

Service Corporation International debs. 7 7/8s, 2013		112,000	110,040

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		1,412,000	1,380,230

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015		200,000	205,000

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		640,000	630,400

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		329,569	322,978

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018		276,000	306,360

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015		1,048,000	1,105,640

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		590,000	618,025

Ventas Realty LP/Capital Corp. company
guaranty sr. unsec. notes 7 1/8s, 2015 R		280,000	282,800

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R		337,000	338,685

			11,082,122
Technology (0.9%)
Brocade Communications Systems, Inc. 144A
sr. notes 6 7/8s, 2020		60,000	61,200

Brocade Communications Systems, Inc. 144A
sr. notes 6 5/8s, 2018		45,000	45,563

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡		139,000	134,830

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		547,000	533,325

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		305,000	323,300

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015		225,000	200,813

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		400,000	334,000

First Data Corp. company guaranty sr. unsec.
unsub. notes 10.55s, 2015 ‡‡		422,152	358,829

CORPORATE BONDS AND NOTES (21.0%)* cont.	Principal amount		Value

Technology cont.
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		$347,344	$305,663

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		958,000	852,620

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016		28,000	22,680

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		1,035,000	1,042,763

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		290,000	300,875

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †		25,000	31

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		262,000	262,655

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		690,000	715,875

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		1,380,000	1,404,150

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		711,000	835,425

			7,734,597
Transportation (0.2%)
British Airways PLC sr. unsec. 8 3/4s, 2016
(United Kingdom)	GBP	353,000	527,194

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		$575,000	572,125

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017		342,000	362,520

			1,461,839
Utilities and power (1.1%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		255,000	256,913

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		921,000	939,420

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)		615,000	653,944

Dynegy-Roseton Danskamme sec. bonds 7.27s, 2010		74,264	73,893

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		289,000	248,540

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		135,000	128,250

Edison Mission Energy sr. unsec. notes 7.2s, 2019		292,000	226,300

Edison Mission Energy sr. unsec. notes 7s, 2017		44,000	34,760

El Paso Natural Gas Co. debs. 8 5/8s, 2022		370,000	453,451

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016		220,000	223,300

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 8s, 2019 (Indonesia)		525,000	556,500

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)		2,425,000	2,502,940

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		205,000	209,613

NRG Energy, Inc. sr. notes 7 3/8s, 2016		465,000	462,675

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010		1,115,000	1,128,938

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014		574,000	591,220

Sierra Pacific Resources sr. unsec. unsub. notes 6 3/4s, 2017		120,000	120,987

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		145,000	157,583

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011		36,000	37,719

Vattenfall Treasury AB company guaranty jr. unsec.
sub. bond FRB 5 1/4s, 2049 (Sweden)	EUR	364,000	492,023

			9,498,969
Total corporate bonds and notes (cost $183,287,569)			$185,201,500

ASSET-BACKED SECURITIES (10.7%)*	Principal amount	Value
Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.921s, 2035	$143,651	$50,173
FRB Ser. 05-4, Class A2C, 0.441s, 2035	44,648	41,215

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036	217,000	62,875
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036	191,000	59,614

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 1.981s, 2033	388,452	113,756

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	743,000	118,880
Ser. 04-1A, Class E, 6.42s, 2039	420,000	58,800

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.501s, 2033	47,378	13,949
FRB Ser. 06-W4, Class A2C, 0.391s, 2036	335,415	108,275

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.231s, 2033	257,915	196,838
FRB Ser. 05-WMC1, Class M1, 0.671s, 2035	70,000	56,000

Asset Backed Securities Corp. Home Equity Loan
Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	46,980	28,696
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	169,407	117,002

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.106s, 2034	92,214	13,102
FRB Ser. 05-HE1, Class M3, 1 1/4s, 2035	435,000	114,641

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	1,377,284	964,099
Ser. 00-A, Class A2, 7.575s, 2030	2,451,069	1,593,195
Ser. 99-B, Class A4, 7.3s, 2016	1,195,269	785,889
Ser. 99-B, Class A3, 7.18s, 2015	2,042,956	1,343,244
FRB Ser. 00-A, Class A1, 0.393s, 2030	263,719	44,049

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.651s, 2035	95,957	75,915
FRB Ser. 07-OPX1, Class A1A, 0.301s, 2037	1,425,541	855,325

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	2,330,580	1,864,464
Ser. 00-4, Class A6, 8.31s, 2032	5,903,142	4,678,240
Ser. 00-5, Class A7, 8.2s, 2032	1,028,186	884,240
Ser. 00-1, Class A5, 8.06s, 2031	1,668,121	1,284,453
Ser. 00-4, Class A5, 7.97s, 2032	331,630	255,355
Ser. 00-5, Class A6, 7.96s, 2032	1,156,716	994,776
Ser. 02-1, Class M1F, 7.954s, 2033	183,000	161,578
Ser. 01-3, Class M2, 7.44s, 2033	26,952	480
Ser. 01-4, Class A4, 7.36s, 2033	321,639	332,092
Ser. 00-6, Class A5, 7.27s, 2031	960,282	969,884
Ser. 01-1, Class A5, 6.99s, 2032	6,962,148	7,049,175
Ser. 01-3, Class A4, 6.91s, 2033	4,705,977	4,788,332
Ser. 02-1, Class A, 6.681s, 2033	1,174,133	1,188,809
FRB Ser. 02-1, Class M1A, 2.281s, 2033	4,444,000	3,294,873
FRB Ser. 01-4, Class M1, 1.981s, 2033	573,000	284,581

ASSET-BACKED SECURITIES (10.7%)* cont.	Principal amount		Value

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035		$96,000	$72,802
FRB Ser. 05-14, Class 3A2, 0.471s, 2036		39,333	33,837
FRB Ser. 06-4, Class 2A2, 0.411s, 2036		2,122,614	1,698,092

Credit-Based Asset Servicing and Securitization FRB
Ser. 07-CB1, Class AF1A, 0.301s, 2037		1,614,205	847,458

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		838,000	209,500

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035		143,209	26,828

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3, 0.381s, 2036		356,000	156,784

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.561s, 2036		498,000	236,030
FRB Ser. 06-2, Class 2A3, 0.401s, 2036		589,000	438,087

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043 F	GBP	1,337,631	554,493
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 F	EUR	2,785,000	1,154,476

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$1,514,933	1,359,653
Ser. 94-4, Class B2, 8.6s, 2019		676,752	341,737
Ser. 93-1, Class B, 8.45s, 2018		505,773	436,344
Ser. 96-6, Class M1, 7.95s, 2027		1,075,000	881,500
Ser. 99-5, Class A5, 7.86s, 2030		6,998,516	6,088,709
Ser. 96-8, Class M1, 7.85s, 2027		754,000	646,450
Ser. 96-2, Class M1, 7.6s, 2026		608,000	497,040
Ser. 95-8, Class B1, 7.3s, 2026		704,416	563,244
Ser. 95-4, Class B1, 7.3s, 2025		726,329	644,966
Ser. 96-10, Class M1, 7.24s, 2028		92,000	88,550
Ser. 97-6, Class M1, 7.21s, 2029		1,557,000	1,170,857
Ser. 95-F, Class B2, 7.1s, 2021		36,897	28,328
Ser. 98-2, Class A6, 6.81s, 2027		636,304	598,418
Ser. 99-3, Class A7, 6.74s, 2031		1,108,130	1,063,805
FRN Ser. 98-4, Class A6, 6.53s, 2030		292,904	280,257
Ser. 99-2, Class A7, 6.44s, 2030		87,467	75,091
Ser. 99-1, Class A6, 6.37s, 2025		41,000	40,590
Ser. 98-4, Class A5, 6.18s, 2030		737,614	706,516
Ser. 99-1, Class A5, 6.11s, 2023		7,491	7,491

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		2,910,699	2,706,950
Ser. 99-5, Class M1A, 8.3s, 2026		312,000	282,693
Ser. 99-5, Class A4, 7.59s, 2028		31,495	31,288

GSAA Home Equity Trust
FRB Ser. 06-19, Class A1, 0.321s, 2036		4,569,305	2,558,811
FRB Ser. 06-17, Class A1, 0.291s, 2036		953,134	543,286

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.381s, 2036		877,000	252,150
FRB Ser. 07-HE2, Class A2A, 0.351s, 2047		2,115,526	1,893,396

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.231s, 2030		738,852	36,943
FRB Ser. 05-1A, Class E, 2.031s, 2030		162,911	8,133

ASSET-BACKED SECURITIES (10.7%)* cont.	Principal amount	Value

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.561s, 2036	$248,000	$174,959

JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 0.521s, 2035	211,000	116,650

Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class A4, 5.27s, 2018	1,857,272	1,647,415

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037	2,237,287	1,655,593

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.231s, 2036	1,485,000	103,950
FRB Ser. 02-1A, Class FFL, 2.981s, 2037	2,440,000	317,200

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	2,612,893	1,358,704

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.851s, 2035	497,000	285,919
FRB Ser. 06-4, Class 2A4, 0.491s, 2036	240,000	85,632
FRB Ser. 06-1, Class 2A3, 0.421s, 2036	188,340	93,730

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 3.481s, 2032	2,025,781	1,737,107

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036	126,000	58,293

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	205,553	190,386

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.431s, 2034	119,380	11,106
FRB Ser. 05-HE2, Class M5, 0.911s, 2035	210,223	124,922
FRB Ser. 05-HE1, Class M3, 0.751s, 2034	310,000	228,364
FRB Ser. 06-NC4, Class M2, 0.531s, 2036	435,000	1,219

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 2.231s, 2039	500,000	100,000

New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 3.306s, 2033	22,798	11,830

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	298,000	155,373
FRB Ser. 06-2, Class A2C, 0.381s, 2036	298,000	166,542

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	1,931,432	1,255,430
Ser. 99-D, Class A1, 7.84s, 2029	1,533,689	1,380,320
Ser. 00-A, Class A2, 7.765s, 2017	223,495	150,681
Ser. 95-B, Class B1, 7.55s, 2021	388,297	275,981
Ser. 00-D, Class A4, 7.4s, 2030	1,945,000	1,337,188
Ser. 02-B, Class A4, 7.09s, 2032	641,937	563,843
Ser. 99-B, Class A4, 6.99s, 2026	1,541,210	1,325,440
Ser. 00-D, Class A3, 6.99s, 2022	201,409	202,920
Ser. 02-A, Class A4, 6.97s, 2032	105,649	74,218
Ser. 01-D, Class A4, 6.93s, 2031	1,216,493	897,163
Ser. 01-E, Class A4, 6.81s, 2031	1,718,175	1,301,517
Ser. 99-B, Class A3, 6.45s, 2017	358,489	311,885
Ser. 01-C, Class A2, 5.92s, 2017	1,921,294	927,024
Ser. 02-C, Class A1, 5.41s, 2032	1,938,304	1,492,494
Ser. 01-D, Class A2, 5.26s, 2019	243,162	162,310
Ser. 01-E, Class A2, 5.05s, 2031	1,620,519	1,081,697
Ser. 02-A, Class A2, 5.01s, 2020	427,476	347,485

ASSET-BACKED SECURITIES (10.7%)* cont.	Principal amount		Value

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030		$359,804	$337,316
FRB Ser. 01-B, Class A2, 0.608s, 2018		79,797	59,088

Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 1.061s, 2036		202,000	33,207

People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 0.361s, 2036		398,880	138,928

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036		178,902	134,664
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037		293,000	138,647

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 0.961s, 2035		574,150	402,905
Ser. 01-KS3, Class AII, 0.691s, 2031		2,389,012	1,553,588

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.881s, 2035		274,871	1,212
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037		275,000	125,053
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037		194,101	133,445
FRB Ser. 07-BR4, Class A2A, 0.321s, 2037		250,596	160,382
FRB Ser. 07-BR3, Class A2A, 0.301s, 2037		4,913,724	3,046,509

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 0.441s, 2036		507,000	177,659
FRB Ser. 06-FRE1, Class A2B, 0.411s, 2036		207,038	87,330

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036		240,000	188,316
FRB Ser. 06-3, Class A3, 0.391s, 2036		882,000	537,916

South Coast Funding 144A FRB Ser. 3A, Class A2, 1.474s, 2038		200,000	2,000

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.491s, 2036		240,000	21,242

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		904,000	90,400

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037		756,000	79,380

WAMU Asset-Backed Certificates FRB Ser. 07-HE2,
Class 2A1, 0.341s, 2037		1,344,221	835,097

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.551s, 2037		106,000	31,685

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 1.149s, 2044 (United Kingdom)		504,004	60,480

Total asset-backed securities (cost $115,799,267)			$94,197,386

FOREIGN GOVERNMENT BONDS AND NOTES (8.1%)*	Principal amount		Value

Argentina (Republic of) bonds Ser. VII, zero %, 2013		$821,000	$709,344

Argentina (Republic of) sr. unsec. bonds FRB zero %, 2013		3,113,000	1,273,217

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,390,000	4,158,385

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	4,110,000	904,200

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.39s, 2012		$28,924,000	9,299,066

Argentina (Republic of) sr. unsec.
unsub. notes Ser. $dis, 8.28s, 2033		2,690,072	1,830,594

Banco Nacional de Desenvolvimento Economico e Social
144A notes 6 1/2s, 2019		525,000	547,313

FOREIGN GOVERNMENT BONDS AND NOTES (8.1%)* cont.	Principal amount		Value

Banco Nacional de Desenvolvimento Economico e Social
144A notes 5 1/2s, 2020		$320,000	$313,280

Banco Nacional de Desenvolvimento Economico e Social
144A sr. unsec. unsub. notes 6.369s, 2018		175,000	181,125

Brazil (Federal Republic of) notes zero %, 2017	BRL	3,500	1,616,106

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$1,460,000	1,529,350

Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,340,000	1,550,050

Colombia (Government of) bonds 6 1/8s, 2041		$1,000,000	900,000

Indonesia (Republic of) 144A sr. unsec.
notes 11 5/8s, 2019		1,305,000	1,838,601

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 7 3/4s, 2038		920,000	1,015,450

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		750,000	813,750

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		460,000	505,025

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 5/8s, 2037		1,555,000	1,517,742

Industrial Bank Of Korea 144A sr. notes 7 1/8s, 2014		1,475,000	1,654,876

Iraq (Republic of) 144A bonds 5.8s, 2028		1,275,000	1,000,875

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	313,000,000	3,658,809

Philippines (Republic of) sr. unsec. unsub. bond
6 1/2s, 2020		$1,350,000	1,427,625

Philippines (Republic of) sr. unsec. unsub. bond 6 3/8s, 2034		1,800,000	1,696,500

Russia (Federation of) unsub. 5s, 2030		62,980	71,072

Russia (Federation of) 144A unsec. unsub. bonds 5s, 2030		5,275,938	5,953,843

South Africa (Republic of) sr. unsec.
unsub. notes 6 7/8s, 2019		950,000	1,052,125

Sri Lanka (Republic of) 144A notes 7.4s, 2015		440,000	465,001

Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	59,875,000	9,556,634

Turkey (Republic of) bonds 16s, 2012	TRY	385,000	291,946

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$815,000	923,305

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		4,335,000	4,929,068

Ukraine (Government of) sr. unsec.
unsub. bonds Ser. REGS, 6 7/8s, 2011		1,150,000	1,101,792

Venezuela (Republic of) bonds 8 1/2s, 2014		625,000	509,888

Venezuela (Republic of) unsec. note FRN Ser. REGS,
1.249s, 2011		2,715,000	2,417,626

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		2,510,000	2,285,355

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		2,215,000	2,134,950

Total foreign government bonds and notes (cost $68,070,947)			$71,633,888

SENIOR LOANS (4.4%)* [c]	Principal amount		Value

Basic materials (0.2%)
Georgia-Pacific Corp. bank term loan FRN Ser. C, 3.501s, 2014		$167,810	$167,305

Georgia-Pacific, LLC bank term loan FRN Ser. B2, 2.234s, 2012		270,783	264,995

Novelis, Inc. bank term loan FRN Ser. B, 2.249s, 2014		985,398	932,895

Novelis, Inc. bank term loan FRN Ser. B, 2.24s, 2014		447,891	424,027

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. H, 6s, 2014		106,628	107,605

			1,896,827

SENIOR LOANS (4.4%)* [c] cont.	Principal amount	Value

Capital goods (0.3%)
Graham Packaging Co., LP bank term loan FRN Ser. B,
2 1/2s, 2011	$192,085	$190,244

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 2.251s, 2014	71,744	54,013

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2.236s, 2014	1,418,610	1,068,010

Manitowoc Co., Inc. (The) bank term loan FRN Ser. A,
4.813s, 2013	473,684	457,105

Mueller Water Products, Inc. bank term loan FRN
Ser. B, 5.28s, 2014	230,698	227,929

Polypore, Inc. bank term loan FRN Ser. B, 2.501s, 2014	599,674	568,191

		2,565,492
Communication services (0.7%)
Cebridge Connections, Inc. bank term loan FRN
4.732s, 2014	353,000	344,931

Charter Communications Operating, LLC bank term loan
FRN 9 1/4s, 2014	432,300	441,396

Charter Communications, Inc. bank term loan FRN
2.756s, 2014	400,000	360,500

Charter Communications, Inc. bank term loan FRN
2.26s, 2014	1,668,059	1,550,599

Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2015	525,763	398,704

Insight Midwest, LP bank term loan FRN Ser. B,
2 1/4s, 2014	243,776	234,482

Intelsat Corp. bank term loan FRN Ser. B2, 2.731s, 2011	413,564	393,791

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.731s, 2013	413,691	393,911

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.731s, 2013	413,564	393,791

Intelsat, Ltd. bank term loan FRN 3.231s, 2014 (Bermuda)	885,000	820,174

Level 3 Communications, Inc. bank term loan FRN 2.501s, 2014	210,000	190,613

Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	185,000	199,453

MetroPCS Wireless, Inc. bank term loan FRN 2.54s, 2013	492,408	474,894

West Corp. bank term loan FRN 2.612s, 2013	218,349	209,693

		6,406,932
Consumer cyclicals (1.8%)
Allison Transmission, Inc. bank term loan FRN
Ser. B, 3s, 2014	841,107	770,664

Building Materials Holdings Corp. bank term loan FRN 3s, 2014	345,397	336,186

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	542,194	534,287

Cenveo, Inc. bank term loan FRN Ser. C, 4.753s, 2013	449,875	446,361

Cenveo, Inc. bank term loan FRN Ser. DD, 4.753s, 2013	14,990	14,873

Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.881s, 2016	402,281	324,641

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2011	218,819	216,358

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	123,071	121,687

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	66,132	65,388

SENIOR LOANS (4.4%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	$60,932	$60,247

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	52,076	51,490

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. B, 5s, 2011	158,790	157,004

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. C, 5s, 2011	396,650	392,188

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. D, 5s, 2011	440,918	435,958

Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 6 1/4s, 2014	431,308	418,369

GateHouse Media, Inc. bank term loan FRN 2.49s, 2014	430,000	210,163

GateHouse Media, Inc. bank term loan FRN Ser. B,
2.24s, 2014	1,012,283	494,753

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.24s, 2014	377,717	184,609

Golden Nugget, Inc. bank term loan FRN Ser. B,
2.26s, 2014	199,452	145,102

Golden Nugget, Inc. bank term loan FRN Ser. DD,
2.258s, 2014	113,543	82,603

Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2011	1,950,350	1,962,930

Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 3.249s, 2015	329,196	271,998

Jarden Corp. bank term loan FRN Ser. B1, 2.001s, 2012	125,311	124,448

Jarden Corp. bank term loan FRN Ser. B2, 2.001s, 2012	59,680	58,860

Jarden Corp. bank term loan FRN Ser. B4, 3.501s, 2015	321,819	319,604

Michaels Stores, Inc. bank term loan FRN Ser. B,
2.563s, 2013	240,099	216,314

National Bedding Co. bank term loan FRN 2.305s, 2011	185,137	177,731

QVC, Inc. bank term loan FRN 5.749s, 2014	231,532	231,529

R.H. Donnelley, Inc. bank term loan FRN 11s, 2011	1,409,793	1,371,024

R.H. Donnelley, Inc. bank term loan FRN Ser. D1, 8 3/4s, 2011	528,698	512,177

Realogy Corp. bank term loan FRN 0.081s, 2013	311,757	276,252

Realogy Corp. bank term loan FRN Ser. B, 3.251s, 2013	1,157,957	1,026,078

Six Flags Theme Parks bank term loan FRN 2.49s, 2015	843,486	828,303

Thomas Learning bank term loan FRN Ser. B, 2 3/4s, 2014	223,855	198,174

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	1,861,438	1,160,074

United Components, Inc. bank term loan FRN Ser. D,
2 1/4s, 2012	764,222	706,906

Univision Communications, Inc. bank term loan FRN
Ser. B, 2.501s, 2014	353,000	306,228

Yankee Candle Co., Inc. bank term loan FRN 2.24s, 2014	187,561	180,918

		15,392,479
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan FRN 3.001s, 2014	198,980	162,998

Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 2.981s, 2014	984,799	930,328

SENIOR LOANS (4.4%)* [c] cont.	Principal amount	Value

Consumer staples cont.
Prestige Brands, Inc. bank term loan FRN 2.481s, 2011	$516,747	$508,995

Revlon Consumer Products bank term loan FRN Ser. B,
4.257s, 2012	235,000	229,859

Rite-Aid Corp. bank term loan FRN Ser. B, 1.99s, 2014	186,675	166,607

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	60,082	59,950

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
8.001s, 2013	1,036,725	1,034,458

		3,093,195
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN Ser. A, 1.231s, 2012	440,000	400,400

Hercules Offshore, Inc. bank term loan FRN Ser. B,6s, 2013	286,514	271,758

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	956,073	939,641

		1,611,799
Financials (—%)
HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	166,583	164,570

HUB International, Ltd. bank term loan FRN Ser. B, 2.751s, 2014	95,066	88,411

HUB International, Ltd. bank term loan FRN Ser. DD, 2.751s, 2014	21,368	19,873

		272,854
Health care (0.5%)
Community Health Systems, Inc. bank term loan FRN
Ser. B, 2.506s, 2014	578,037	545,736

Community Health Systems, Inc. bank term loan FRN
Ser. DD, 2.506s, 2014	30,345	28,649

Health Management Associates, Inc. bank term loan
FRN 2.001s, 2014	2,590,208	2,456,380

IASIS Healthcare Corp. bank term loan FRN Ser. DD,
2.231s, 2014	225,535	214,775

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	61,059	58,146

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 5.531s, 2014	802,125	743,303

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 2.231s, 2014	651,690	620,599

Select Medical Corp. bank term loan FRN Ser. B, 2.267s, 2012	24,925	24,052

		4,691,640
Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN 3.74s, 2014	235,860	224,067

First Data Corp. bank term loan FRN Ser. B1, 2.982s, 2014	755,137	652,460

Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014	216,365	222,225

		1,098,752
Utilities and power (0.2%)
Dynegy Holdings, Inc. bank term loan FRN 3.99s, 2013	381,000	370,999

Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.731s, 2014	523,665	428,096

Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 3.731s, 2014	380,421	308,828

NRG Energy, Inc. bank term loan FRN 1.996s, 2014	573,514	554,302

NRG Energy, Inc. bank term loan FRN 0.151s, 2014	337,665	326,353

		1,988,578
Total senior loans (cost $42,263,590)		$39,018,548

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.1%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235	$40,143,000	$1,585,649

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23	40,143,000	1,573,204

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 5.03% versus the three month
USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	62,480,000	6,808,446

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 5.03% versus the three month
USD-LIBOR-BBA maturing February 16, 2020.	Feb-10/5.03	62,480,000	—

Total purchased options outstanding (cost $8,523,975)			$9,967,299

CONVERTIBLE BONDS AND NOTES (0.5%)*		Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015		$1,120,000	$1,024,800

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		410,000	548,580

General Cable Corp. cv. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/29) 2029 ††		1,077,000	1,098,540

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R		885,000	834,113

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		440,000	506,275

Total convertible bonds and notes (cost $3,695,124)			$4,012,308

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (0.4%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates 6 1/2s, November 20, 2038		$3,419,150	$3,686,939

			3,686,939
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through
Certificates 6 1/2s, April 1, 2016		19,450	20,845

			20,845
Total U.S. government and agency mortgage obligations (cost $3,639,285)			$3,707,784

COMMON STOCKS (0.1%)*		Shares	Value

AboveNet, Inc. †		1,194	$70,016

Bohai Bay Litigation, LLC (Escrow) F		1,327	4,141

Nortek, Inc.		11,462	447,018

Vertis Holdings, Inc. F		22,380	22

Total common stocks (cost $403,282)			$521,197

PREFERRED STOCKS (—%)*		Shares	Value

GMAC Preferred Blocker, Inc. 144A 7.00% cum. pfd.		440	$314,463

Total preferred stocks (cost $146,180)			$314,463

WARRANTS (—%)* †	Expiration	Strike
	date	Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	230	$23,690

Charter Communication Class A	11/30/14	46.86	117	749

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	6,500	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR 0.001	960	45,606

Vertis Holdings, Inc. F	10/18/15	$0.01	1,483	—

Total warrants (cost $35,979)				$70,045

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †			1,477	$4,121

Total convertible preferred stocks (cost $1,392,186)				$4,121

SHORT-TERM INVESTMENTS (12.5%)*		Principal amount/shares		Value

Putnam Money Market Liquidity Fund [e]			23,826,301	$23,826,301

U.S. Treasury Bills, for effective yields ranging
from 0.23% to 0.27%, November 18, 2010 # ##			$10,274,000	10,241,144

U.S. Treasury Bills, for effective yields ranging
from 0.20% to 0.26%, August 26, 2010 # ##			40,603,000	40,557,565

U.S. Treasury Cash Management Bills, for effective
yields ranging from 0.20% to 0.24%,
July 15, 2010 # ##			8,064,000	8,051,348

U.S. Treasury Cash Management Bills, for effective
yields ranging from 0.39% to 0.40%,
June 10, 2010 ##			4,044,000	4,038,464

U.S. Treasury Cash Management Bills, for effective
yields ranging from 0.31% to 0.47%,
April 1, 2010 # ##			23,421,000	23,402,989

Total short-term investments (cost $110,124,943)				$110,117,811

TOTAL INVESTMENTS

Total investments (cost $927,341,080)				$980,833,543

Key to holding’s currency abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
INR	Indian Rupee
JPY	Japanese Yen
PLN	Polish Zloty
SEK	Swedish Krona
TRY	Turkish Lira
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only

* Percentages indicated are based on net assets of $881,103,987.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at January 31, 2010.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at January 31, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at January 31, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

At January 31, 2010, liquid assets totaling $684,483,024 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at January 31, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2010.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at January 31, 2010 (as a percentage of Portfolio Value):

United States	84.8%	Brazil	0.6%

Russia	3.7	Canada	0.6

Argentina	1.9	United Kingdom	0.5

Venezuela	1.4	Philippines	0.5

Sweden	1.0	Other	3.5

Indonesia	0.9	Total	100.0%

Turkey	0.6

FORWARD CURRENCY CONTRACTS TO BUY at 1/31/10 (aggregate face value $125,524,353) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$22,766,655	$23,537,275	2/22/10	$(770,620)

British Pound	15,176,456	15,352,701	2/22/10	(176,245)

Canadian Dollar	2,402,387	2,469,691	2/22/10	(67,304)

Danish Krone	497,870	518,154	2/22/10	(20,284)

Euro	5,772,414	5,991,955	2/22/10	(219,541)

Hungarian Forint	2,192,880	2,285,600	2/22/10	(92,720)

Japanese Yen	37,242,255	36,785,886	2/22/10	456,369

Malaysian Ringgit	197,714	199,320	2/22/10	(1,606)

Mexican Peso	670,331	686,701	2/22/10	(16,370)

New Zealand Dollar	11,506	12,046	2/22/10	(540)

Norwegian Krone	8,754,280	9,085,194	2/22/10	(330,914)

Polish Zloty	9,694,648	9,886,830	2/22/10	(192,182)

South African Rand	2,645,589	2,746,631	2/22/10	(101,042)

Swedish Krona	7,049,275	7,344,962	2/22/10	(295,687)

Swiss Franc	8,416,701	8,621,407	2/22/10	(204,706)

Total				$(2,033,392)

FORWARD CURRENCY CONTRACTS TO SELL at 1/31/10 (aggregate face value $102,677,401) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,351,616	$1,372,338	2/22/10	$20,722

Brazilian Real	2,012,682	2,186,282	2/22/10	173,600

British Pound	7,522,343	7,576,099	2/22/10	53,756

Canadian Dollar	6,308,254	6,468,060	2/22/10	159,806

Czech Koruna	3,576,584	3,679,781	2/22/10	103,197

Euro	46,274,226	48,062,552	2/22/10	1,788,326

Hungarian Forint	2,163,833	2,249,823	2/22/10	85,990

Japanese Yen	630,390	620,575	2/22/10	(9,815)

Norwegian Krone	2,373,774	2,462,768	2/22/10	88,994

Polish Zloty	5,587,737	5,700,986	2/22/10	113,249

South African Rand	2,558,071	2,664,392	2/22/10	106,321

Swedish Krona	9,017,319	9,379,704	2/22/10	362,385

Swiss Franc	9,703,031	9,968,057	2/22/10	265,026

Turkish Lira (New)	282,866	285,984	2/22/10	3,118

Total				$3,314,675

FUTURES CONTRACTS OUTSTANDING at 1/31/10 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	5	$3,139,462	Mar-10	$4,130

Canadian Government Bond
10 yr (Short)	1	113,012	Mar-10	(1,070)

Euro-Bobl 5 yr (Short)	10	1,625,810	Mar-10	(11,126)

Euro-Bund 10 yr (Short)	131	22,409,694	Mar-10	(63,997)

Euro-Schatz 2 yr (Short)	60	9,029,027	Mar-10	(51,780)

Japanese Government Bond
10 yr (Long)	25	38,636,867	Mar-10	20,812

Japanese Government Bond
10 yr Mini (Long)	30	4,635,759	Mar-10	1,861

U.K. Gilt 10 yr (Long)	42	7,767,494	Mar-10	(5,875)

U.S. Treasury Bond 20 yr (Long)	2,722	323,407,625	Mar-10	(1,767,829)

U.S. Treasury Note 2 yr (Short)	4	871,813	Mar-10	(2,761)

U.S. Treasury Note 5 yr (Short)	202	23,525,109	Mar-10	(59,625)

U.S. Treasury Note 10 yr (Short)	444	52,461,375	Mar-10	(561,658)

U.S. Ultra Treasury Bond 30 yr (Long)	27	3,358,125	Mar-10	21,778

Total				$(2,477,140)

WRITTEN OPTIONS OUTSTANDING at 1/31/10 (premiums received $51,121,597) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$16,701,000	Aug-11/4.475	$829,873

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	16,701,000	Aug-11/4.475	865,112

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	605,463

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	12,369,000	Aug-11/4.55	656,052

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	1,027,718

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	24,616,000	Aug-11/4.765	1,555,485

WRITTEN OPTIONS OUTSTANDING at 1/31/10 (premiums received $51,121,597) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$27,401,000	Aug-11/4.7	$1,183,175

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	27,401,000	Aug-11/4.7	1,647,348

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	24,738,000	Aug-11/4.49	1,245,806

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	24,738,000	Aug-11/4.49	1,263,864

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	21,475,000	Jul-11/4.5475	1,008,466

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	21,475,000	Jul-11/4.5475	1,142,255

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	42,950,000	Jul-11/4.52	2,058,164

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	42,950,000	Jul-11/4.52	2,230,394

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.525	2,388,824

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	68,697,000	Jul-11/4.745	2,811,081

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	68,697,000	Jul-11/4.745	4,299,745

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.525	2,186,855

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	45,798,000	Jul-11/4.46	2,255,552

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	45,798,000	Jul-11/4.46	2,293,106

WRITTEN OPTIONS OUTSTANDING at 1/31/10 (premiums received $51,121,597) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	$40,143,000	Jun-10/5.235	$74,265

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	38,999,000	Sep-13/4.82	1,579,460

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	19,551,000	May-12/5.51	1,829,913

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	23,737,600	Oct-10/4.02	713,078

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	23,737,600	Oct-10/4.02	889,685

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	40,143,000	Jun-10/5.23	71,856

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.	38,999,000	Sep-13/4.82	1,553,330

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	19,551,000	May-12/5.51	739,611

Total			$41,005,536

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$1,108,248,000	$—	12/22/10	3 month USD-
				LIBOR-BBA	1.515%	$12,262,880

	105,170,000	—	10/26/12	4.6165%	3 month USD-
					LIBOR-BBA	(9,917,628)

	57,680,000	—	7/22/10	3 month USD-
				LIBOR-BBA	3.5375%	944,524

Citibank, N.A.
JPY	2,230,000,000	—	9/11/16	1.8675%	6 month JPY-
					LIBOR-BBA	(1,609,812)

	$609,004,000	—	9/18/10	3 month USD-
				LIBOR-BBA	2.92486%	16,478,762

	61,714,000	—	2/24/16	2.77%	3 month USD-
					LIBOR-BBA	83,453

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A.
	$15,965,000		$—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	$(247,321)

Citibank, N.A., London
JPY	2,600,000,000		—	2/10/16	6 month JPY-
					LIBOR-BBA	1.755%	1,701,859

Credit Suisse International
	$250,276,000		—	9/18/10	3 month USD-
					LIBOR-BBA	2.91916%	6,759,326

	516,405,000		(233,270)	12/16/13	2.23%	3 month USD-
						LIBOR-BBA	(2,503,498)

	55,514,000		—	2/5/29	3 month USD-
					LIBOR-BBA	3.35%	(6,144,961)

	5,320,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(6,088)

	156,981,000		75,334	12/16/39	4.32%	3 month USD-
						LIBOR-BBA	1,535,459

	15,965,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(237,913)

	10,640,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(115,604)

EUR	56,330,000		—	7/4/15	3.93163%	6 month EUR-
						EURIBOR-
						Telerate	(6,658,740)

SEK	177,710,000	E	—	6/8/11	2.11%	3 month SEK-
						STIBOR-SIDE	(198,760)

SEK	177,710,000	E	—	6/8/12	3 month SEK-
					STIBOR-SIDE	3.275%	110,209

SEK	59,240,000	E	—	6/8/11	2.22%	3 month SEK-
						STIBOR-SIDE	(75,001)

SEK	59,240,000	E	—	6/8/12	3 month SEK-
					STIBOR-SIDE	3.37%	44,038

Deutsche Bank AG
	$250,204,000		(103,955)	12/4/10	3 month USD-
					LIBOR-BBA	0.53%	251,647

	314,152,000		(190,764)	12/4/13	2.01%	3 month USD-
						LIBOR-BBA	725,120

	256,335,000		—	10/24/10	3 month USD-
					LIBOR-BBA	2.604%	5,976,008

	41,100,000		—	12/16/28	3 month USD-
					LIBOR-BBA	2.845%	(7,788,246)

	49,500,000		—	1/8/29	3 month USD-
					LIBOR-BBA	3.19625%	(7,152,484)

	175,258,000		—	2/5/29	3 month USD-
					LIBOR-BBA	3.324%	(20,031,850)

	441,000,000		—	3/30/14	2.36%	3 month USD-
						LIBOR-BBA	(4,261,153)

	26,048,000		—	10/5/21	3 month USD-
					LIBOR-BBA	3.52057%	(709,649)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
JPY	1,465,300,000		$—	6/10/16	1.953%	6 month JPY-
						LIBOR-BBA	$(1,096,001)

	$321,006,000		(2,147,486)	1/14/20	3 month USD-
					LIBOR-BBA	3.91%	3,476,785

	159,877,000		1,379,375	1/14/25	4.34%	3 month USD-
						LIBOR-BBA	(2,194,486)

	16,339,000		(176,598)	1/14/30	3 month USD-
					LIBOR-BBA	4.48%	234,327

	192,670,000		2,490,239	1/14/40	4.57%	3 month USD-
						LIBOR-BBA	(3,286,476)

	412,022,000		892,747	1/14/14	2.41%	3 month USD-
						LIBOR-BBA	(2,569,239)

	11,336,000		33,144	1/14/15	2.84%	3 month USD-
						LIBOR-BBA	(89,687)

	41,516,300		—	1/14/20	3 month USD-
					LIBOR-BBA	3.8025%	344,170

GBP	177,170,000		—	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	—

	$29,072,600		—	1/11/20	3 month USD-
					LIBOR-BBA	3.93%	568,889

	126,350,000		61,408	1/14/12	1.2%	3 month USD-
						LIBOR-BBA	(283,659)

AUD	34,650,000	E	—	2/14/12	3 month AUD-
					BBR-BBSW	4.39%	(242,606)

JPMorgan Chase Bank, N.A.
	$116,638,000		—	3/26/10	3 month USD-
					LIBOR-BBA	2.33375%	1,287,327

	52,691,000		—	7/16/10	3 month USD-
					LIBOR-BBA	3.384%	809,190

	46,192,000		—	7/22/10	3 month USD-
					LIBOR-BBA	3.565%	763,190

AUD	13,560,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	78,290

CAD	13,560,000		—	6/25/19	3.626%	6 month CAD-
						BA-CDOR	(179,972)

JPY	9,080,050,000		—	9/18/15	6 month JPY-
					LIBOR-BBA	1.19%	2,370,359

JPY	20,500,000		—	9/18/38	2.17%	6 month JPY-
						LIBOR-BBA	1,223

EUR	55,790,000		—	11/4/18	6 month EUR-
					EURIBOR-
					REUTERS	4.318%	6,900,511

JPY	799,200,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(189,641)

JPY	1,074,500,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	193,784

	$1,175,000		2,098	12/10/12	1.73%	3 month USD-
						LIBOR-BBA	(3,299)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$164,072,000		$(763,099)	12/10/29	3 month USD-
					LIBOR-BBA	4.18%	$(2,782,027)

GBP	20,710,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	65,410

	$181,385,000		(1,063,020)	12/17/24	4.1%	3 month USD-
						LIBOR-BBA	(708,824)

	29,461,000		131,982	12/17/18	3 month USD-
					LIBOR-BBA	3.55%	196,356

AUD	4,707,500		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	56,211

AUD	14,122,500		—	12/18/19	6 month AUD-
					BBR-BBSW	6.15%	167,637

EUR	39,220,000		—	12/11/13	6 month EUR-
					EURIBOR-
					REUTERS	3.536%	2,684,860

EUR	35,100,000		—	12/16/10	6 month EUR-
					EURIBOR-
					REUTERS	2.994%	899,530

PLN	21,490,000		—	1/26/11	6 month PLN-
					WIBOR-WIBO	4.177%	(16,263)

HUF	780,000,000		—	8/6/14	6 month HUF-
					BUBOR-REUTERS 7.08%		(13,298)

HUF	205,000,000		—	8/27/14	6 month HUF-
					BUBOR-REUTERS 6.94%		(6,908)

JPY	11,230,000,000		—	6/6/13	1.83%	6 month JPY-
						LIBOR-BBA	(5,443,969)

	$58,183,300		—	1/25/20	3 month USD-
					LIBOR-BBA	3.705%	(87,909)

	152,386,700		—	1/26/15	2.67063%	3 month USD-
						LIBOR-BBA	(220,871)

	37,560,900		—	12/24/19	3 month USD-
					LIBOR-BBA	3.90798%	751,107

	16,566,600		—	1/15/13	1.861%	3 month USD-
						LIBOR-BBA	(89,766)

	54,168,300		—	1/15/15	2.815%	3 month USD-
						LIBOR-BBA	(516,899)

AUD	27,720,000	E	—	1/27/12	3 month AUD-
					BBR-BBSW	4.21%	(255,303)

	$72,328,000		—	2/6/29	3 month USD-
					LIBOR-BBA	3.4546%	(6,964,277)

CAD	17,330,000		—	3/16/11	0.98%	3 month CAD-
						BA-CDOR	(91,162)

CAD	3,810,000		—	3/16/19	3 month CAD-
					BA-CDOR	2.7%	(178,684)

CAD	17,870,000		—	3/17/13	1.56%	3 month CAD-
						BA-CDOR	120,087

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
CAD	5,700,000	$—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	$(311,654)

	$236,820,000	—	4/3/10	3 month USD-
				LIBOR-BBA	1.168%	1,250,083

Merrill Lynch Capital Services, Inc.
JPY	1,465,300,000	—	6/10/16	1.99625%	6 month JPY-
					LIBOR-BBA	(1,140,678)

Merrill Lynch Derivative Products AG
JPY	732,600,000	—	6/11/17	2.05625%	6 month JPY-
					LIBOR-BBA	(609,773)

Total						$(27,139,428)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited)

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
	$14,425,000	$—	11/6/14	2.07%	USA Non Revised	$(87,993)
					Consumer Price
					Index- Urban
					(CPI-U)

Credit Suisse International
	4,810,000	—	11/17/14	2.025%	USA Non Revised	(31,424)
					Consumer Price
					Index- Urban
					(CPI-U)

	4,810,000	—	11/19/14	2.01%	USA Non Revised	(35,508)
					Consumer Price
					Index- Urban
					(CPI-U)

	14,425,000	—	11/6/14	2.0667%	USA Non Revised	(54,824)
					Consumer Price
					Index- Urban
					(CPI-U)

	9,620,000	—	11/10/14	2.0775%	USA Non Revised	(34,196)
					Consumer Price
					Index- Urban
					(CPI-U)

Deutsche Bank AG
EUR	12,864,000	—	3/27/14	1.785%	Eurostat Eurozone	178,359
					HICP excluding
					tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
EUR	21,440,000	$—	4/30/13	2.375%	French Consumer	$1,339,182
					Price Index
					excluding tobacco

EUR	21,440,000	—	4/30/13	(2.41%)	Eurostat Eurozone	(1,344,235)
					HICP excluding
					tobacco

EUR	21,440,000	—	5/6/13	2.34%	French Consumer	1,298,159
					Price Index
					excluding tobacco

EUR	21,440,000	—	5/6/13	(2.385%)	Eurostat Eurozone	(1,317,778)
					HICP excluding
					tobacco

EUR	12,070,000	—	4/23/14	1.67%	Eurostat Eurozone	(48,030)
					HICP excluding
					tobacco

EUR	12,864,000	—	4/14/14	1.835%	Eurostat Eurozone	91,320
					HICP excluding
					tobacco

	$42,360,000	—	5/18/10	0.25%	USA Non Revised	1,053,070
					Consumer Price
					Index- Urban (CPI-
					U)

Total						$1,006,102

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating**	(paid)***	amount	date	per annum	(depreciation)

Bank of America, N.A.
Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$—	$1,075,000	12/20/12	95 bp	$(83,676)

Ford Motor Credit
Co., 7%, 10/1/13	B3	—	2,805,000	3/20/12	285 bp	(38,278)

Barclays Bank PLC
DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	590,632	2,750,519	7/25/45	18 bp	267,542

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	467,326	2,062,839	7/25/45	18 bp	225,014

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	589,014	2,362,561	7/25/45	18 bp	311,496

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	598,014	2,388,870	7/25/45	18 bp	317,405

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating**	(paid)***	amount	date	per annum	(depreciation)

Barclays Bank PLC cont.
DJ ABX HE PEN AAA
Series 7 Version 1
Index	B+	$2,062,813	$3,500,000	8/25/37	9 bp	$ 50,374

Citibank, N.A.
DJ ABX HE AAA Index	BBB–	1,612,875	7,315,635	5/25/46	11 bp	(455,121)

DJ ABX HE PEN AAA
Index	BBB–	1,352,749	8,208,263	5/25/46	11 bp	(967,576)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	BBB–	330,427	1,458,235	5/25/46	11 bp	(81,789)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	396,729	1,649,583	7/25/45	18 bp	202,953

DJ ABX HE PEN AAA
Series 6 Version 2
Index	BBB–	1,537,529	7,858,287	5/25/46	11 bp	(683,865)

Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 945,000	3/20/13	815 bp	(191,712)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	—	$2,175,000	10/20/11	194 bp	(303,403)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(41,661)	4,680,000	12/20/19	(100 bp)	59,583

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	2,577,976	10,637,393	7/25/45	18 bp	1,328,454

DJ ABX HE PEN AAA
Series 7 Version 1
Index	B+	2,630,906	4,431,000	8/25/37	9 bp	105,258

DJ ABX NA HE PEN
AAA Index	BBB–	934,881	2,739,600	5/25/46	11 bp	164,427

DJ CMB NA CMBX AAA
Index	AA+	17,144	103,000	12/13/49	8 bp	(847)

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	267,221	4,680,000	12/20/19	100 bp	108,329

Deutsche Bank AG
DJ ABX HE PEN AAA
Index	BBB–	1,346,572	8,208,263	5/25/46	11 bp	(961,826)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	273,887	1,062,889	7/25/45	18 bp	146,884

DJ ABX HE PEN AAA
Series 6 Version 2
Index	BBB–	1,587,776	3,955,862	5/25/46	11 bp	475,275

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating**	(paid)***	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	$—	$1,500,000	10/20/17	105 bp	$(45,940)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	660,000	9/20/13	109 bp	(19,086)

Korea Monetary STAB
Bond, 5.15%, 2/12/10	A2	—	2,620,000	2/19/10	153 bp	10,322

Korea Monetary STAB
Bond, 5.45%, 1/23/10	A	—	1,670,000	2/1/10	139 bp	4,233

Russian Federation,
7 1/2%, 3/31/30	—	—	442,500	4/20/13	(112 bp)	6,077

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR 935,000	9/20/13	715 bp	87,907

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$2,945,000	3/20/14	56 bp	(85,637)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B	—	EUR 880,000	9/20/13	477 bp	78,621

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B	—	EUR 880,000	9/20/13	535 bp	103,289

Goldman Sachs International
DJ ABX HE PEN AAA
Series 6 Version 2
Index	BBB–	1,779,530	$3,869,309	5/25/46	11 bp	691,369

DJ CDX NA CMBX AAA
Index	AAA	109,727	3,000,000	3/15/49	7 bp	(250,238)

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 815,000	3/20/13	680 bp	(195,385)

JPMorgan Chase Bank, N.A.
Claire’s Stores,
9 5/8%, 6/1/15	Ca	—	$140,000	6/20/12	230 bp	(11,548)

DJ ABX HE PEN AAA
Series 6 Version 1
Index	A+	1,301,904	5,137,770	7/25/45	18 bp	698,267

DJ ABX HE PEN AAA
Series 6 Version 2
Index	BBB–	364,141	1,564,733	5/25/46	11 bp	(78,199)

DJ ABX HE PEN AAA
Series 6 Version 2
Index	BBB–	1,595,158	3,917,478	5/25/46	11 bp	487,711

DJ CDX NA EM Series
10 Index	Ba1	62,677	1,085,000	12/20/13	335 bp	75,814

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating**	(paid)***	amount	date	per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
Republic of
Argentina, 8.28%,
12/31/33	B–	$—	$1,385,000	6/20/14	235 bp	$(356,495)

Russian Federation,
7 1/2%, 3/31/30	Baa1	—	225,000	9/20/13	276 bp	10,289

Russian Federation,
7.5%, 3/31/30	Baa1	—	2,250,000	8/20/12	65 bp	(40,929)

Sanmina-SCI Corp.,
8 1/8%, 3/1/16	B2	—	410,000	6/20/13	595 bp	19,751

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA
Index	AA	442,222	4,075,000	2/17/51	35 bp	(379,389)

Dominican Republic,
8 5/8%, 4/20/27	—	—	2,340,000	11/20/11	(170 bp)	85,530

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa3	—	2,360,500	3/20/12	44 bp	(18,805)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	1,570,000	10/12/12	339 bp	(227,686)

Total						$644,744

* Payments related to the referenced debt are made upon a credit default event.

**Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2010. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

*** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$70,016	$—	$—

Consumer cyclicals	—	447,018	22

Energy	—	—	4,141

Total common stocks	70,016	447,018	4,163

Asset-backed securities	—	92,488,417	1,708,969

Convertible bonds and notes	—	4,012,308	—

Convertible preferred stocks	—	4,121	—

Corporate bonds and notes	—	185,198,843	2,657

Foreign government bonds and notes	—	71,633,888	—

Mortgage-backed securities	—	453,518,210	8,548,983

Preferred stocks	—	314,463	—

Purchased options outstanding	—	9,967,299	—

Senior loans	—	39,018,548	—

U.S. Government and Agency Mortgage Obligations	—	3,707,784	—

Warrants	23,690	46,355	—

Short-term investments	23,826,301	86,291,510	—

Totals by level	$23,920,007	$946,648,764	$10,264,772

	Level 1	Level 2	Level 3

Other financial instruments:	$(2,477,140)	$(90,389,139)	$(353,754)

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of January 31, 2010:

						Net
	Balance			Change in net		transfers	Balance
	as of	Accrued	Realized	unrealized	Net	in and/	as of
	July 31,	discounts/	gain/	appreciation/	purchases/	or out of	January 31,
Investments in securities:	2009	premiums	(loss)	(depreciation)†	sales	Level 3	2010

Common stocks:

Consumer cyclicals	$22	$—	$—	$—	$—	$ —	$22

Energy	61,737	—	64,564	(38,240)	(88,061)	4,141	4,141

Total common stocks	$61,759	$—	$64,564	$(38,240)	$(88,061)	$4,141	$4,163

Asset-backed securities	2,165,438	—	—	969,150	—	(1,425,619)	1,708,969

Corporate bonds
and notes	2,626	—	—	—	—	31	2,657

Mortgage-backed
securities	2,064,175	—	—	(147,800)	7,109,991	(477,383)	8,548,983

Totals:	$4,293,998	$—	$64,564	$783,110	$7,021,930	$(1,898,830)	$10,264,772

† Includes $821,350 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Net
	Balance			Change in net		transfers	Balance
	as of	Accrued	Realized	unrealized	Net	in and/	as of
	July 31,	discounts/	gain/	appreciation/	purchases/	or out of	January 31,
Investments in securities:	2009††	premiums	(loss)	(depreciation)†	sales	Level 3	2010††

Other financial
instruments:	$(375,514)	$—	$—	$21,760	$—	$—	$(353,754)

† Includes $21,760 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/10 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $903,514,779)	$957,007,242
Affiliated issuers (identified cost $23,826,301) (Note 6)	23,826,301

Cash	3,348,497

Dividends, interest and other receivables	10,486,657

Receivable for investments sold	74,328,310

Receivable for sales of delayed delivery securities (Notes 1)	35,041,250

Unrealized appreciation on swap contracts (Note 1)	80,174,875

Receivable for variation margin (Note 1)	1,511,576

Unrealized appreciation on forward currency contracts (Note 1)	3,791,996

Premium paid on swap contracts (Note 1)	4,719,853

Total assets	1,194,236,557

LIABILITIES

Distributions payable to shareholders	7,429,255

Payable to custodian (Note 2)	6,633

Payable for investments purchased	124,698,193

Payable for compensation of Manager (Note 2)	469,621

Payable for investor servicing fees (Note 2)	36,500

Payable for custodian fees (Note 2)	26,659

Payable for Trustee compensation and expenses (Note 2)	168,669

Payable for administrative services (Note 2)	2,671

Unrealized depreciation on forward currency contracts (Note 1)	2,510,713

Payable for receivable purchase agreement (Note 2)	353,754

Interest payable (Note 2)	659,702

Written options outstanding, at value (premiums received $51,121,597) (Notes 1 and 3)	41,005,536

Premium received on swap contracts (Note 1)	29,896,157

Unrealized depreciation on swap contracts (Note 1)	105,663,457

Other accrued expenses	205,050

Total liabilities	313,132,570

Net assets	$881,103,987

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,151,885,150

Undistributed net investment income (Note 1)	22,630,413

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(330,514,876)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	37,103,300

Total — Representing net assets applicable to capital shares outstanding	$881,103,987

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($881,103,987 divided by 140,174,621 shares)	$6.29

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/10 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $22,166) (including interest income of $68,215
from investments in affiliated issuers) (Note 6)	$45,062,935

Dividends	15,325

Total investment income	45,078,260

EXPENSES

Compensation of Manager (Note 2)	3,044,798

Investor servicing fees (Note 2)	216,971

Custodian fees (Note 2)	61,693

Trustee compensation and expenses (Note 2)	31,492

Administrative services (Note 2)	16,754

Interest expense (Note 2)	288,794

Other	385,757

Total expenses	4,046,259

Expense reduction (Note 2)	(1,734)

Net expenses	4,044,525

Net investment income	41,033,735

Net realized gain on investments (Notes 1 and 3)	13,221,784

Net realized gain on swap contracts (Note 1)	33,586,858

Net realized loss on futures contracts (Note 1)	(11,533,027)

Net realized gain on foreign currency transactions (Note 1)	5,016,794

Net realized gain on written options (Notes 1 and 3)	5,865,742

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	470,199

Net unrealized appreciation of investments, futures contracts, swap contracts,
TBA sale commitments and written options during the period	60,226,365

Net gain on investments	106,854,715

Net increase in net assets resulting from operations	$147,888,450

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/10*	Year ended 7/31/09

Operations:
Net investment income	$41,033,735	$42,897,273

Net realized gain (loss) on investments and
foreign currency transactions	46,158,151	(170,617,961)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	60,696,564	69,749,604

Net increase (decrease) in net assets resulting
from operations	147,888,450	(57,971,084)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(70,108,533)	(73,518,823)

Increase in capital share transactions from reinvestment
of distributions	—	194,773

Decrease from shares repurchased (Note 4)	—	(44,958,163)

Total increase (decrease) in net assets	77,779,917	(176,253,297)

NET ASSETS

Beginning of period	803,324,070	979,577,367

End of period (including undistributed net investment
income of $22,630,413 and $51,705,211, respectively)	$881,103,987	$803,324,070

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	140,174,621	149,513,744

Shares issued in connection with reinvestment of distributions	—	43,685

Shares repurchased (Note 4)	—	(9,382,808)

Shares outstanding at end of period	140,174,621	140,174,621

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	1/31/10	7/31/09	7/31/08	7/31/07	7/31/06	7/31/05

Net asset value,
beginning of period	$5.73	$6.55	$7.10	$7.02	$7.16	$7.03
Investment operations:

Net investment income [a]	.29	.30	.50	.36	.34	.36

Net realized and unrealized
gain (loss) on investments	.77	(.64)	(.69)	.03	(.16)	.28

Total from investment operations	1.06	(.34)	(.19)	.39	.18	.64
Less distributions:

From net investment income	(.50)	(.52)	(.42)	(.36)	(.36)	(.51)

Total distributions	(.50)	(.52)	(.42)	(.36)	(.36)	(.51)

Increase from shares repurchased	—	.04	.06	.05	.04	—

Net asset value, end of period	$6.29	$5.73	$6.55	$7.10	$7.02	$7.16

Market price, end of period	$6.11	$5.37	$5.97	$6.21	$6.02	$6.31

Total return at market price (%) [b]	23.35*	0.65	2.84	9.06	1.14	8.35

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$881,104	$803,324	$979,577	$1,141,997	$1,310,078	$1,396,980

Ratio of expenses to
average net assets (%) [c]	.47 *[e]	.93 [e,f]	.83 [f]	.82 [f]	.81 [f]	.84 [f]

Ratio of expenses to average
net assets, excluding interest
expense (%) [c]	.44 *	.88 [f]	.83 [f]	.82 [f]	.81 [f]	.84 [f]

Ratio of net investment income
to average net assets (%)	4.75 *	5.92 [f]	7.20 [f]	5.02 [f]	4.86 [f]	4.99 [f]

Portfolio turnover (%) [d]	41.82 *	230.07	134.37	83.71	104.97	139.74

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.03% and 0.05% of average net assets for the periods ended January 31, 2010 and July 31, 2009, respectively (Note 2).

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009, July 31, 2008, July 31, 2007, July 31, 2006, and July 31, 2005, reflect a reduction of less than 0.01%, less than 0.01%, 0.01%, 0.01% and 0.02% of average net assets, respectively (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Premier Income Trust (the “fund”), a non-diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, a closed-end management investment company. The fund’s investment objective is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market. The fund invests in higher yielding, lower-rated bonds that have a higher rate of default due to the nature of the investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, March 11, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $297,700,000 on purchased options contracts for the six months ended January 31, 2010. See Note 3 for the volume of written options contracts activity for the six months ended January 31, 2010. The fund had an average contract amount of approximately 4,000 on futures contracts for the six months ended January 31, 2010.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on forward currency contracts for the six months ended January 31, 2010 are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts for the six months ended January 31, 2010 are indicative of the volume of activity during the period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $10,809,500,000 on interest rate swap contracts for the six months ended January 31, 2010.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $249,100,000 on credit default swap contracts for the six months ended January 31, 2010.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $259,974 at January 31, 2010. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At January 31, 2010, the fund had a net liability position of $82,938,171 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $78,308,803.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $207,420,492 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$44,917,486	July 31, 2010

80,119,935	July 31, 2011

6,338,093	July 31, 2015

17,302,669	July 31, 2016

58,742,309	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 $166,441,646 of losses recognized during the period November 1, 2008 to July 31, 2009.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a tax basis is $941,824,748, resulting in gross unrealized appreciation and depreciation of $109,812,795 and $70,804,000, respectively, or net unrealized appreciation of $39,008,795.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $1,457,093 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $13,827,173 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the six months period ended January 31, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months period ended January 31, 2010, the fund’s expenses were reduced by $1,734 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $632, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through

December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months period ended January 31, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $362,049,788 and $353,407,992, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended January 31, 2010 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written
options
outstanding
at beginning USD		907,058,000	$ 47,013,617
of period	JPY	—	—

Options	USD	259,125,200	15,818,600
opened	JPY	224,000,000	138,377

Options	USD	(130,118,000)	(5,855,310)
exercised	JPY	—	—

Options	USD	(130,118,000)	(5,855,310)
expired	JPY	—	—

Options	USD	—	—
closed	JPY	(224,000,000)	(138,377)

Written
options
outstanding
at end	USD	905,947,200	$51,121,597
of period	JPY	—	—

Note 4: Shares repurchased

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six-months ended January 31, 2010, the fund did not repurchase any shares.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of January 31, 2010:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$520,400	Payables	$24,663,825

Foreign exchange
contracts	Receivables	3,791,996	Payables	2,510,713

Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	86,834,264*	(depreciation)	146,871,102*

Total		$91,146,660		$174,045,640

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended January 31, 2010 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(3,992,910)	$(3,992,910)

Foreign exchange	—	—	4,961,425	—	4,961,425
contracts

Interest rate contracts	2,948,390	(11,533,027)	—	37,579,768	28,995,131

Total	$2,948,390	$(11,533,027)	$4,961,425	$33,586,858	$29,963,646

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$7,191,706	$7,191,706

Foreign exchange	—	—	880,939	—	880,939
contracts

Interest rate contracts	2,977,213	9,945,452	—	(50,316,594)	(37,393,929)

Total	$2,977,213	$9,945,452	$880,939	$(43,124,888)	$(29,321,284)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $68,215 for the period ended January 31, 2010. During the period ended January 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $295,493,518 and $344,153,433, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

January 28, 2010 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	119,116,106	7,650,868

Jameson A. Baxter	119,204,505	7,562,469

Charles B. Curtis	119,165,566	7,601,408

Robert J. Darretta	119,404,997	7,361,977

Myra R. Drucker	119,151,681	7,615,293

John A. Hill	119,288,393	7,478,581

Paul L. Joskow	119,328,336	7,438,638

Elizabeth T. Kennan	118,902,335	7,864,639

Kenneth R. Leibler	119,369,056	7,397,918

Robert E. Patterson	119,316,182	7,450,792

George Putnam, III	119,318,786	7,448,188

Robert L. Reynolds	119,349,758	7,417,216

W. Thomas Stephens	119,237,412	7,529,562

Richard B. Worley	119,349,166	7,417,808

All tabulations are rounded to the nearest whole number.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Investment Sub-Manager	Principal Executive	Assistant Treasurer
Putnam Investments Limited	Officer, Treasurer and
57–59 St James’s Street	Compliance Liaison	Wanda M. McManus
London, England SW1A 1LD		Vice President, Senior Associate
	Charles E. Porter	Treasurer and Assistant Clerk
Marketing Services	Senior Advisor to the Trustees
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Steven D. Krichmar	Vice President, Assistant Clerk,
Boston, MA 02109	Vice President and	Assistant Treasurer and
	Principal Financial Officer	Proxy Manager
Custodian
State Street Bank and	Janet C. Smith
Trust Company	Vice President, Principal
Accounting Officer and
Legal Counsel	Assistant Treasurer
Ropes & Gray LLP
Susan G. Malloy
Trustees	Vice President and
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and
Robert E. Patterson	Chief Legal Officer
George Putnam, III
Robert L. Reynolds	Robert R. Leveille
W. Thomas Stephens	Vice President and
Richard B. Worley	Chief Compliance Officer

Call 1-800-225-1581 weekdays between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA708 260142 3/10

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 - August 31, 2009	-	-	-	9,052,343

September 1 - September 30, 2009	-	-	-	9,052,343

October 1 - October 7, 2009	-	-	-	9,052,343

October 8 - October 31, 2009	-	-	-	14,017,462

November 1 - November 30, 2009	-	-	-	14,017,462

December 1 - December 31, 2009	-	-	-	14,017,462

January 1 - January 31, 2010	-	-	-	14,017,462

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009.

The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 14,564,288 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 14,017,462 shares of the fund.

**Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2010